                                  EXHIBIT 10.1
               (With certain confidential information deleted and
                         marked with bracketed asteriks)


                    RESEARCH AND EARLY DEVELOPMENT AGREEMENT


                                     between


                       Vertex Pharmaceuticals Incorporated

                                       and

                               Novartis Pharma AG

                    Research and Early Development Agreement

                                TABLE OF CONTENTS

                                                                   Page Number

INTRODUCTION.................................................................1

ARTICLE I -- DEFINITIONS.....................................................2

ARTICLE II -- RESEARCH PROGRAM...............................................9

  2.1.  Commencement.........................................................9
  2.2.  Term.................................................................9
  2.3.  Research Diligence...................................................9
  2.4.  Research Plan; Early Development Plan...............................10
  2.5.  Joint Research Committee............................................11
  2.6.  Joint Steering Committee............................................13
  2.7.  Exchange of Information.............................................14
  2.8.  Redirection or Termination of Research Program......................14
  2.9   Exclusivity.........................................................15

ARTICLE III -- PAYMENTS.....................................................17

  3.1.  Signature Payment by NOVARTIS.......................................17
  3.2.  Staffing and Research Support Payments..............................17
  3.3.  Development Loan Facility...........................................19
  3.4.  Records.............................................................20

ARTICLE IV -- LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS.............21

  4.1.  Development Election................................................21
  4.2.  Process for Determining Drug Candidates.............................22
  4.3.  Optional Exercise...................................................23
  4.4.  Refused Candidate...................................................24
  4.5.  Subsequent Candidates...............................................25
  4.6.  Unexpected Results..................................................25
  4.7.  Clinical Trial Material.............................................26

ARTICLE V -- CONFIDENTIALITY................................................27

  5.1. Undertaking..........................................................27
  5.2. Exceptions...........................................................28
  5.3. Publicity............................................................29
  5.4. Survival.............................................................29

ARTICLE VI -- PUBLICATION...................................................29

ARTICLE VII -- INDEMNIFICATION..............................................31

  7.1. Indemnification by VERTEX............................................31
  7.2. Indemnification by NOVARTIS..........................................31
  7.3. Claims Procedures....................................................32
  7.4. Compliance...........................................................33

ARTICLE VIII -- PATENTABLE INVENTIONS.......................................33

  8.1. Ownership............................................................33


       Research and Early Development Agreement -- Confidential -- Page i

                    Research and Early Development Agreement

                                TABLE OF CONTENTS

                                                                   Page Number

  8.2. Preparation..........................................................34
  8.3. Costs................................................................34

ARTICLE IX -- TERM AND TERMINATION..........................................35

  9.1. Term.................................................................35
  9.2. Termination of the Research Program by NOVARTIS for Cause............35
  9.3. Termination of the Research Program by VERTEX for Cause..............36
  9.4. Early Termination of Research Program by NOVARTIS....................36
  9.5. Termination for Scientific Cause.....................................37
  9.6. Effect of Termination................................................37

ARTICLE X -- REPRESENTATIONS AND WARRANTIES.................................38

  10.1.  Representations and Warranties of VERTEX...........................38
  10.2.  Representations and Warranties of NOVARTIS.........................39

ARTICLE XI -- DISPUTE RESOLUTION............................................40

  11.1.  Governing Law, and Jurisdiction....................................40
  11.2.  Dispute Resolution Process.........................................40

ARTICLE XII -- MISCELLANEOUS PROVISIONS.....................................41

  12.1.  Official Language..................................................41
  12.2.  Waiver.............................................................41
  12.3.  Force Majeure......................................................41
  12.4.  Severability.......................................................42
  12.5.  Government Acts....................................................42
  12.6.  Government Approvals...............................................42
  12.7.  Export Controls....................................................43
  12.8.  Assignment.........................................................43
  12.9.  Affiliates.........................................................43
  12.10. Counterparts.......................................................44
  12.11. No Agency..........................................................44
  12.12. Notice.............................................................44
  12.13. Headings...........................................................45
  12.14. Authority..........................................................45
  12.15. Entire Agreement...................................................45
  12.16. Standstill.........................................................45
  12.17. Notice of Pharmaceutical Side-Effects..............................46
  12.18  Inflation Adjustment...............................................47
  12.19  Invoice Requirement................................................48
  12.20  Hardship...........................................................48

Exhibit A       Form of License, Development and Commercialization Agreement
Exhibit B       Form of Invoice
Schedule 1.13   Excluded Compounds and Excluded Kinases
Schedule 2.4.3  General Criteria and Guidelines


       Research and Early Development Agreement -- Confidential -- Page ii

                    RESEARCH AND EARLY DEVELOPMENT AGREEMENT

      AGREEMENT made this 8th day of May, 2000 between VERTEX PHARMACEUTICALS INCORPORATED ("VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and NOVARTIS PHARMA AG ("NOVARTIS"), a Swiss corporation with principal offices at CH-4002 Basel, Switzerland.

      This Agreement has been executed by the parties on the date stated above, and shall become effective (the "Effective Date") upon the later of (a) approval of the execution of this Agreement by each party's Board of Directors; and (b) clearance of the Agreement and the transactions contemplated herein under the United States statute known as the Hart, Scott, Rodino Anti-Trust Improvements Act of 1976 ("HSR"), either pursuant to notice to that effect from the United States Federal Trade Commission or the Justice Department, or as a result of passage, without comment, of the waiting period specified under HSR; provided, that this Agreement shall terminate unless extended by written mutual agreement of the parties if it has not become effective as set forth above on or before July 14, 2000.

                                  INTRODUCTION

      WHEREAS, VERTEX has undertaken a broad drug discovery program with the objective of designing novel, small-molecule compounds targeting the kinase protein super-family;

      WHEREAS, NOVARTIS is also interested in developing and commercializing drugs targeting kinase proteins and has particular expertise in developing, registering, manufacturing, marketing and selling pharmaceuticals worldwide;

      WHEREAS, both parties desire to enter into a collaboration the objective of which will be for VERTEX to generate eight (8) novel chemical entities, targeting selected Kinases, that establish proof of concept with results sufficient to justify further clinical studies, and thereafter for NOVARTIS to develop, market and sell those compounds as drugs upon the terms set forth herein and in a License, Development and Commercialization Agreement identical in substance to Exhibit A hereto;


       Research and Early Development Agreement -- Confidential -- Page 1

      NOW THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1. "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than 50% of the voting stock of any other Person. For the avoidance of any doubt, the Novartis Institute for Functional Genomics, Inc. and The Friedrich Miescher Institute, as currently operated, are not Affiliates of NOVARTIS for the purposes of this Agreement.

      1.2. "Bulk Drug Substance" shall mean a Drug Product Candidate in bulk crystal, powder or other form suitable for incorporation in a Drug Product.

      1.3. "Compound" shall mean any chemical compound, including salts thereof, which affects a kinase and which is synthesized and/or tested (including by screening) by or under the direction of either party hereto or its Affiliates during the term of the Research Program conducted under this Agreement, or was synthesized or tested by either party or its Affiliates prior to the Effective Date in a program targeted toward kinase modulation; provided that the term "Compound" shall not include any Excluded Compounds unless those Excluded Compounds have been designated as Compounds hereunder by agreement of the parties hereto after the Effective Date.

      1.4. "Controlled" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.


       Research and Early Development Agreement -- Confidential -- Page 2

      1.5. "Development Candidate" shall mean a Compound selected by VERTEX, during the term of the Research Program and (if the Program is not terminated early) during the six-month period immediately following expiration of the Research Program, for formal pre-clinical development in the Field.

      1.6. "Development Election" shall have the meaning set forth in Section
4.1 hereof.

      1.7. "Development Program" shall mean activities associated with development of a Drug Product Candidate as specified in the License Agreement.

      1.8. "Drug Candidate" shall mean any Development Candidate which has completed Proof of Concept Studies with results sufficient to satisfy the Proof of Concept Study requirements adopted by the JRC with respect to that Development Candidate.

      1.9. "Drug Product" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

      1.10. "Drug Product Candidate" shall mean a Drug Candidate which has been accepted by NOVARTIS for development under the License Agreement referenced in
Section 4.3 hereof.

      1.11. "Early Development Plan" shall have the meaning set forth in Section
2.4.2 hereof.

      1.12. "Effective Date" shall mean the effective date of this Agreement as set forth on the first page hereof.

      1.13. "Excluded Compounds" shall mean any chemical compounds the therapeutic effect of which in humans is thought to be principally derived from an effect on one or more Excluded Kinases. "Excluded Compounds" shall also include the Compound known as [*************************************************
********************************************************************************
******************]. An "analog" shall mean any compounds (or salts thereof) which are claimed in [**********************************************************
********************************************************************************
*********************


       Research and Early Development Agreement -- Confidential -- Page 3

************] which NOVARTIS can demonstrate by written record were synthesized by NOVARTIS before the Effective Date.

      1.14. "Excluded Kinases" shall mean the human kinases specifically identified in Schedule 1.13 hereto. "Excluded Kinases" shall also include any Kinase hereafter added to the list of Excluded Kinases, at VERTEX's option exercisable upon written notice to NOVARTIS, pursuant to the provisions of Sections 2.9.2(a) or 2.9.5 hereof.

      1.15. "Extended Development Period" shall mean the two-year period immediately following expiration of the term of the Research Program.

      1.16. "Field" shall mean the treatment or prevention of conditions or diseases in humans, principally by affecting a Kinase other than an Excluded Kinase.

      1.17. "Filing Outside the U.S." means any application or regulatory filing to be made hereunder with a regulatory authority outside the United States, for approval to manufacture and sell Drug Product(s) outside the U.S., and any correspondence, approvals or governmental licenses relating thereto.

      1.18. "FTE" shall mean the equivalent of the work of one VERTEX scientist or other project managerial professional, full time for one year, which equates to a total of forty-seven (47) weeks or one thousand eight hundred eighty (1880) hours per year of work, on or directly related to the Research Program. Work in the Research Program can include, but is not limited to, experimental laboratory work, work related to Proof of Concept Studies, project and research management, activities directed toward evaluation of the commercial potential of a possible Drug Candidate, recording and writing up results, reviewing literature and references, holding scientific discussions, attending appropriate seminars and symposia, and carrying out Joint Research Committee duties. FTE's shall include equivalent scientific work in the Research Program delegated to and carried out by contractors, under the general direction of VERTEX scientists; provided, that the nature and quantity (as a percentage of total program FTE's) of the delegated work shall not be such that the most substantial parts of the overall Research Program, in terms of projected value creation, have been delegated to Third Parties. FTE's which result from work delegated to and carried out by contractors will be separately identified by VERTEX on its invoices provided to NOVARTIS under Section 12.19 hereof.


       Research and Early Development Agreement -- Confidential -- Page 4

      1.19. "GLP" shall mean the current Good Laboratory Practices regulations promulgated by the FDA, published at 21 CFR Part 58, as such regulations may be from time to time amended, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder.

      1.20. "GMP" shall mean the current Good Manufacturing Practice regulations promulgated by the FDA, published at 21 CFR Part 210 et seq., as such regulations may from time to time be amended, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder.

      1.21. "Joint Research Committee" or "JRC" shall have the meaning ascribed to it in Section 2.5 of this Agreement.

      1.22. "Joint Steering Committee" or "JSC" shall have the meaning ascribed to it in Section 2.6 of this Agreement.

      1.23. "Kinase" shall mean a human enzyme that catalyzes the transfer of a phosphate group from a nucleoside triphosphate to a protein.

      1.24. "Kinase Technology" shall mean all data, technical information, know-how, experience, inventions (whether or not patented) trade secrets, processes and methods discovered, developed or applied (with the consent of its owner) and Controlled by either party or its Affiliates, in connection with performance by either party under the Research Program, or in connection with the conduct of a Development Program under the License Agreement prior to termination of the Research Program, that relate to the research, development, utilization, manufacture or use of Compounds, Development Candidates, Drug Candidates, Drug Product Candidates or Drug Products (other than any such technology which is exclusive to Excluded Kinases); provided, however, that the term Kinase Technology shall not apply to VERTEX's general drug design technology whether in hardware or software form, tangible or intangible.

      1.25. "Know-How" means all Kinase Technology other than inventions which are the subject of Patents.


       Research and Early Development Agreement -- Confidential -- Page 5

      1.26. "License Agreement" shall mean the License, Development and Commercialization Agreement, identical in substance to Exhibit A hereto, to be executed by VERTEX and NOVARTIS with respect to each Drug Product Candidate.

      1.27. "NOVARTIS Know-How" shall mean all Know-How of NOVARTIS.

      1.28. "NOVARTIS Patents" shall mean any Patents controlled by NOVARTIS or its Affiliates claiming Kinase Technology.

      1.29. "NOVARTIS Kinase Technology" shall mean all NOVARTIS Patents and NOVARTIS Know-How.

      1.30. "Patents" means all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

      1.31. "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

      1.32. "Pivotal Registration Study" shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of a Drug Candidate on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 C.F. R. ss. 312.21(c), and (ii) equivalent submissions with similar requirements in other countries.

      1.33. "Proof of Concept Studies" shall mean clinical studies conducted in up to 50 patients with multiple dose exposure, or in healthy volunteers if, with the approval of NOVARTIS (which shall not be unreasonably withheld), the objectives of the proof of concept can be achieved in volunteers. The clinical studies will demonstrate the following results (or such other results as may be agreed by NOVARTIS and VERTEX):


       Research and Early Development Agreement -- Confidential -- Page 6

            [*******************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ****************************************************************]

In addition to human clinical studies, Proof of Concept Studies shall include completion of the following activities. These activities may be modified from time to time by the JRC with respect to a particular Drug Candidate, with the consent of NOVARTIS (which shall not be unreasonably withheld):

            [*******************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*********************************************************]

      1.34. "Refused Candidate" shall have the meaning set forth in Section 4.4 hereof.

      1.35. "Regulatory Approval" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States shall mean final approval of a new drug application pursuant to 21 CFR ss. 314, permitting marketing of the applicable Drug Product in interstate commerce in the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing


       Research and Early Development Agreement -- Confidential -- Page 7

Authorization Application pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended.

      1.36. "Research Plan" shall have the meaning set forth in Section 2.4.1 hereto.

      1.37. "Research Program" shall mean all research activities and development activities undertaken under this Agreement, including the activities addressed by Proof of Concept Studies, associated with the identification, design and development of Compounds and Drug Candidates as provided herein; including but not limited to identification and initial testing of Compounds; selection of Development Candidates from Compounds and preparation for preclinical assessment of those Candidates; formulation and manufacture of Development Candidates for use in preclinical and clinical studies; preclinical animal studies performed in accordance with GLP (or the applicable equivalent); planning, implementation, administration and evaluation of human clinical trials included in Proof of Concept Studies; and manufacturing process development and scale-up as appropriate at the stage of development encompassed within the Proof of Concept Studies.

      1.38. "Research Year" means a twelve-month period during the term of the Research Program commencing on May 1, and ending on April 30 of each year. The first Research Year hereunder shall be deemed to have commenced on May 1, 2000.

      1.39. "Subsequent Candidate" shall mean any Drug Candidate proposed by VERTEX for further development at the First Opportunity, prior to the end of the Extended Development Period, after NOVARTIS has accepted eight (8) Drug Candidates for development at the First or Second Opportunity.

      1.40. "Technology" shall mean NOVARTIS Kinase Technology and VERTEX Kinase Technology.

      1.41. "Third Party" shall mean any person or entity which is not a party or an Affiliate of any party to this Agreement.

      1.42. "Third Party Referral" shall mean the procedure for resolution of certain disputes hereunder which is set forth in Section 11.2 hereof.

      1.43. "VERTEX Know-How" shall mean all Know-How of VERTEX.


       Research and Early Development Agreement -- Confidential -- Page 8

      1.44. "VERTEX Patents" shall mean any Patents Controlled by VERTEX or its Affiliates claiming Kinase Technology.

      1.45. "VERTEX Kinase Technology" shall mean all VERTEX Patents and VERTEX Know-How.

Capitalized terms used but not otherwise defined herein which are defined in the License Agreement shall have the meaning ascribed to them therein.

                                   ARTICLE II

                                RESEARCH PROGRAM

      2.1.  Commencement.

            The Research Program shall commence as soon as practicable after the Effective Date. VERTEX shall have principal responsibility for the conduct of the Research Program and NOVARTIS shall provide consultation, advice and such research effort as may be deemed appropriate by the JRC and accepted by NOVARTIS. The JRC shall review and coordinate all of the parties' efforts with respect to the Research Program.

      2.2.  Term.

            The Research Program will conclude six (6) years from the Effective Date, unless earlier terminated in accordance with the provisions hereof. At the request of either party made during the Fourth Research Year, the parties will discuss whether, and upon what basis, the Research Program might be extended on comparable terms beyond its initial 6 year term.

      2.3.  Research Diligence.

            The common objective of the parties is to identify at least eight
(8) Drug Product Candidates as soon as practicable for worldwide development and marketing under the terms of the License Agreement. VERTEX will work diligently and use all reasonable efforts, consistent with prudent business judgment, to identify and develop such Drug Candidates for acceptance by NOVARTIS as Drug Product Candidates. VERTEX intends to dedicate to the Research Program at least that level of staffing referenced in Section 3.2 hereof, and expects to employ an optimal combination of experience and training in the Field. As a matter of corporate strategy,


       Research and Early Development Agreement -- Confidential -- Page 9

VERTEX has chosen to dedicate a significant amount of its overall research and early development efforts to work in the Field, and will not change that overall strategy during the term of the Research Program without prior notice to and approval by NOVARTIS.

      2.4.  Research Plan; Early Development Plan.

            2.4.1. General. VERTEX will prepare an overall research plan (the "Research Plan") for the Research Program which it will submit to the JRC for its review and comment at the first meeting of the JRC after the Effective Date. The Research Plan will be revised, updated and submitted to the JRC at least annually for its review and comment.

            2.4.2. Plan for Development Candidates. As soon as practicable after VERTEX has selected a Development Candidate for formal development in accordance with its usual internal procedures, the JRC shall meet and discuss a specific pre-clinical and clinical development plan for that Candidate, including process development and formulation activities necessary or useful for the manufacture of clinical trial material for Proof of Concept Studies, and preparation for more extensive clinical trials and commercial supply. Based on these discussions, VERTEX will finalize a development plan for the Development Candidate (an "Early Development Plan") for review by the JRC. To the extent practicable at the time, the Early Development Plan will include, among other things, a full description of the Proof of Concept Studies to be undertaken with respect to that Drug Candidate, a target product profile, a preliminary assessment of the market potential [********************************************
********************************************************************************
********************************************************************************
******************************************], a development timeline and budget, and the identity of the development team to be responsible for implementing the Early Development Plan.

            2.4.3. Plan Review. VERTEX, in developing the Research Plan and the Early Development Plan, will take into account the general criteria and guidelines (without being bound in each detail) attached as Schedule 2.4.3 hereto, to ensure a timely continuation of further clinical development of the Drug Candidate after completion of Proof of Concept Studies in accordance with the normal sequence of clinical development activity. The Research Plan, the


       Research and Early Development Agreement -- Confidential -- Page 10

Early Development Plan with respect to each Development Candidate, and the target product profile with respect to a Development Candidate will be reviewed as necessary at each meeting of the JRC, and at any other time upon the request of either party, and shall be modified as appropriate to reflect material scientific or commercial developments. Any disagreements among the parties with respect to these matters may be referred by either party to the Joint Steering Committee for resolution. Notwithstanding the foregoing, VERTEX shall have the final say with respect to the Research Plan and the Early Development Plan.

      2.5.  Joint Research Committee.

            2.5.1. Composition and Purposes. Upon the execution of this Agreement, VERTEX and NOVARTIS will establish a Joint Research Committee ("JRC") which shall consist of at least eight (8) representatives (as may be increased or decreased by the JRC), half of whom shall be designated from time to time by each party. If the JRC chooses to designate a Committee Chair, the Chair will be appointed from among the members of the Committee designated by VERTEX. The JRC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the Committee, for the following purposes:

                  (i) To receive and review reports by VERTEX and its project teams, and by NOVARTIS if it is involved in research and early development activities in the Field, which shall be prepared and submitted to the JRC on a quarterly basis within fifteen (15) days after the end of each calendar quarter (commencing with the first full quarter after the execution of this Agreement), summarizing progress under the Research Plan, and any Early Development Plan then in effect, during the preceding quarter;

                  (ii) To review a proposal by either party that specified Excluded Compounds or Excluded Kinases be included in the Research Program, or that an included Kinase be added to the list of Excluded Kinases; provided that the JRC shall have no authority to include or exclude any Compound or Kinase from the Research Program;

                  (iii) To review Development Candidates selected by VERTEX, to discuss recommended product profiles for those Candidates and to review Proof of Concept Study requirements;


       Research and Early Development Agreement -- Confidential -- Page 11

                  (iv) To review the Research Plan, any Early Development Plan, and any proposed revisions to either;

                  (v) To consider whether redirection or termination of the Research Program should be recommended under Section 2.8 hereof; and

                  (vi) To discuss matters relating to Patents, as may be presented to the JRC by VERTEX or NOVARTIS.

            The party hosting a particular JRC meeting shall prepare and deliver to the members of the JRC, within thirty (30) days after the date of each meeting, minutes of such meeting setting forth, inter alia, all decisions of the JRC, and including a report on the progress of work performed. In case the JRC meets by means of telephone or video conferences, this responsibility shall lie with VERTEX. VERTEX also expects to provide NOVARTIS with reports from its early development project teams if and when they become available and are appropriate for distribution.

            2.5.2. Decision-Making.

                  (i) Each of VERTEX and NOVARTIS shall have one vote on the JRC. The objective of the JRC shall be to reach agreement by consensus on all matters within the scope of the Research Plan and the Early Development Plan. However, in the event of a deadlock with respect to any action (which shall be deemed to have occurred if either party shall request a vote of the JRC on a matter and that vote shall either not be taken within thirty (30) days of the request or if taken shall result in a tie vote) and subject to the procedure set forth in subsection (ii) below as to certain matters, the vote of VERTEX, rendered after reasonable and open discussion among the members of the JRC, shall be final and controlling.

                  (ii) Notwithstanding the foregoing, if VERTEX and NOVARTIS deadlock on any matters being considered by the JRC which might have a significant impact on the time or likely success of the Research Program, the matter shall be referred to the JSC for resolution in accordance with Section
2.6 hereof.


       Research and Early Development Agreement -- Confidential -- Page 12

                  (iii) Each party shall retain the rights, powers, and discretion granted to it under this Agreement, and the JRC shall not be delegated or vested with any such rights, powers or discretion except as expressly provided in this Agreement. The JRC shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in
Section 12.15.

      2.6.  Joint Steering Committee.

            2.6.1. Composition and Purposes. Upon execution of this Agreement, VERTEX and NOVARTIS will establish a Joint Steering Committee ("JSC") which shall consist of an equal number of senior executives as may be designated by each party from time to time. The JSC shall initially have four (4) members. If the JSC chooses to designate a Committee Chair, the Chair will be appointed from among the members of the JSC designated by NOVARTIS. The JSC shall meet annually, or with such other frequency, and at such time and location, as may be established by the Committee, for the following purposes:

                  (i) General oversight of the entire collaboration between VERTEX and NOVARTIS, including the Research Program and any development and commercialization of a Drug Product Candidate under the License Agreement;

                  (ii) Periodically review the overall goals and strategy of the Research Program;

                  (iii) Attempt to resolve any disagreement between the parties with regard to Proof of Concept Studies for a particular Development Candidate, and discuss and attempt to resolve any other deadlocked issues submitted to it by the JRC (although the vote of VERTEX's representatives shall prevail if the JSC is unable to reach a consensus on any of these matters);

                  (iv) To address any matters raised under relevant provisions (such as Section 3.2.3 or Section 4.2.3) of the License Agreement.


       Research and Early Development Agreement -- Confidential -- Page 13

      2.7.  Exchange of Information.

            2.7.1. VERTEX and NOVARTIS will share information with the JRC, as soon as it is available, necessary to facilitate mutual understanding of the status of the Research Program and decision-making in connection therewith.

            2.7.2. Neither VERTEX nor NOVARTIS shall use Kinase Technology disclosed by the other party (excluding information which is no longer subject to confidentiality restrictions under Article V by reason of the exceptions set forth in Section 5.2) for any purpose, including the filing of patent applications containing such information without the other party's consent (which shall not be reasonably withheld), other than for carrying out the Research Program or discharging its responsibilities under the License Agreement, or as otherwise permitted under the License Agreement or under
Section 9.6 hereof.

            2.7.3. Upon conclusion of the Research Program and subject to the provisions of Article V hereof, each party shall disclose to the other all technical information known to it which constitutes Kinase Technology covered by Patents. The parties will have the right to use the other party's Kinase Technology to the full extent set forth in Section 9.6 hereto.

            2.7.4. [************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************]

      2.8.  Redirection or Termination of Research Program.

            If at any time during the term of this Agreement, the JRC shall determine in good faith (i) that the Research Program or any portion thereof cannot be successfully completed or if so completed will not produce Compounds that are commercially viable, or (ii) that in other


       Research and Early Development Agreement -- Confidential -- Page 14 material respects the Research Program will not conform to the parties' reasonable expectations when entering into this Agreement, then the JRC may suggest revision, reorientation or termination of the Research Program to each party's top management, and upon mutual consent VERTEX and NOVARTIS shall thereafter promptly modify their respective activities in connection with the Research Program, or terminate the Research Program, accordingly.

      2.9.  Exclusivity.

            2.9.1. If a proprietary Kinase target or Compound (other than an Excluded Kinase or Excluded Compound) is made available to NOVARTIS through collaborations, or under the framework of collaborations, existing on the Effective Date of this Agreement between NOVARTIS and any Third Party, [********
********************************************************************************
********************************]; and if, during the term of the Research
Program and the six (6) month period immediately thereafter, NOVARTIS decides to commence any material research work (e.g., chemistry efforts aimed at identifying lead compounds or biology efforts aimed at target validation) targeting that Kinase (a "Special Kinase"), or decides to commence formal preclinical development of any such initial Compound in the Field (a "Special Compound"), then the following shall apply:

            [*******************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            *********************************************]

            2.9.2. NOVARTIS will promptly notify VERTEX if NOVARTIS decides to commence any material research work (e.g., chemistry efforts aimed at identifying lead compounds or biology efforts aimed at target validation) targeting a novel Kinase other than an


       Research and Early Development Agreement -- Confidential -- Page 15

Excluded Kinase (an "Internal Kinase"), or decides to commence formal preclinical development of any novel Compound in the Field other than an Excluded Compound (an "Internal Compound"), in either case identified or discovered by NOVARTIS or any of its Affiliates, and will provide along with that notice a summary of available information concerning that Internal Kinase or Internal Compound. Within ninety (90) days after receipt of that notice and information, VERTEX shall decide whether it wishes to include the Internal Kinase or Internal Compound in the collaboration, and will notify NOVARTIS of that decision.

            (a) If VERTEX decides to include the Internal Kinase or Internal Compound, then it will diligently pursue the exploitation of that Kinase or Compound under the terms of this Research Agreement.

            (b) If VERTEX chooses not to include the Internal Kinase or Internal Compound in the collaboration, then NOVARTIS shall be free to pursue exploitation of the Internal Kinase or Internal Compound free of the provisions of this Agreement, including the provisions of Section 2.9.3 which shall not be applicable to any such Internal Kinase or Internal Compound.

            2.9.3. During the term of the Research Program neither VERTEX nor NOVARTIS, nor any of their Affiliates: (a) will enter into any agreement or collaboration with a Third Party (other than an amendment to any agreements referenced in Section 2.9.1); nor (b) establish an internal drug discovery effort; which in either case are aimed at identifying or developing Compounds, other than Excluded Compounds, unless those Compounds are included in the collaboration between VERTEX and NOVARTIS.

            2.9.4. It is not the intention of NOVARTIS to use [************************] to form the basis of new Kinase research programs within NOVARTIS. However, NOVARTIS has identified [***********************] as an Excluded Compound and is currently conducting research aimed at determining its principal mode of action. If that principal mode of action is determined to involve an effect on Kinases which are not, on the Effective Date hereof, Excluded Kinases, then at its option upon written notice to NOVARTIS, VERTEX may designate those Kinases as additional Excluded Kinases


       Research and Early Development Agreement -- Confidential -- Page 16 hereunder, unless NOVARTIS shall agree within thirty (30) days after receipt of the foregoing notice from VERTEX that [**********************] shall no longer be considered as Excluded Compounds but shall be considered Compounds hereunder subject to the provisions of this Agreement otherwise applicable to Compounds.

            2.9.5. If NOVARTIS selects a compound (other than a compound which was in late stage development or commercialization on the Effective Date) for formal pre-clinical development and

            (a) at the time of selection there is no scientific basis for concluding that the compound acts through an effect on a Kinase other than an Excluded Kinase; and

            (b) it is later discovered that the compound's principal mode of action derives from its effect on a Kinase or Kinases (other than an Excluded Kinase);

then, that compound shall be considered a Special Compound under Section 2.9.1 as to which a Special Notice has been given, and the parties' rights and responsibilities thereafter with respect to that Special Compound shall be as set forth in and determined by Section 2.9.1.

            2.9.6. Except as specified in Sections 2.9.1 through 2.9.5 hereof, no Kinase targets or Compounds Controlled by NOVARTIS and its Affiliates shall be subject to or included in this Agreement.

                                   ARTICLE III

                                    PAYMENTS

      3.1.  Signature Payment by NOVARTIS.

            Upon the Effective Date of this Agreement NOVARTIS will make an initial non-refundable payment of $15,000,000 to VERTEX.

      3.2.  Staffing and Research Support Payments.

            NOVARTIS will make the payments specified below to VERTEX during each Research Year in support of the Research Program under this Agreement. The required


       Research and Early Development Agreement -- Confidential -- Page 17 payments are based upon the following assumptions: (a) the average number of FTE's which VERTEX will have employed in the Research Program during a Research Year will be approximately equal to the FTE Level listed in the third column below; and (b) the annual rate per FTE is approximately [**********]. If the average FTE level for any Research Year is less than the level specified below for that year (the difference being referred to in this section as an "FTE Shortfall"), then the amount of funding specified below for that Research Year shall be reduced by an amount (the "FTE Shortfall Amount") which bears the same relation to the total funding specified below for that Research Year as the FTE Shortfall bears to the projected FTE Level for that Year. The FTE Shortfall Amount shall be carried over from year to year and applied to compensate VERTEX for FTE Levels in subsequent Research Years which exceed the level for those Years as specified below. In any such subsequent Research Year, VERTEX shall be entitled to receive out of any remaining FTE Shortfall Amount a payment equal to the value (computed with reference to the inflation-adjusted FTE rate specified above) of any FTE's actually employed during that Research Year in excess of the FTE Level specified for that year ("Excess FTE's"). Notwithstanding the foregoing, the FTE Shortfall Amount will not be applied to compensate VERTEX on account of more than 20 Excess FTE's in any one Research Year.

              Research Year          Funding         FTE Level
              -------------          -------         ---------
                    1               [*******]          [****]
                    2               [*******]          [****]
                    3               [*******]          [****]
                    4               [*******]          [****]
                    5               [*******]          [****]
                    6               [*******]          [****]

      Research Year 1 will be deemed to have commenced on May 1, 2000. Payments due for each Research Year shall be made quarterly in advance on or before May 1, August 1, November 1 and February 1 of each Research Year except that the quarterly payment due May 1, 2000 shall be made within thirty business days after the Effective Date of this Agreement. All payments shall be made without deduction for withholding or other similar taxes, in United States dollars to the credit of such bank account as may be designated by VERTEX in writing to NOVARTIS. Any payments which fall due on a date which is a legal holiday in the


       Research and Early Development Agreement -- Confidential -- Page 18

Commonwealth of Massachusetts may be made on the next following day which is not a legal holiday in the Commonwealth.

      3.3.  Development Loan Facility.

            3.3.1. General. During the term of the Research Program and the Extended Development Period, NOVARTIS shall create, reserve and maintain an internal loan facility of [**********], from which it shall advance funds to VERTEX, and from which VERTEX may draw funds from time to time, for purposes of supporting Proof of Concept Studies for Development Candidates hereunder. For any Development Candidate, VERTEX may draw no more than the budgeted cost of the Proof of Concept Studies for that Candidate, as specified in the budget submitted to the JRC by VERTEX as provided in Section 2.4.2 above, [**********], whichever is less. No loan may be drawn to finance development activities undertaken by VERTEX with respect to a Drug Candidate after the expiration of the First Opportunity with respect to that Candidate. VERTEX may draw no more than [***********] in the aggregate, and the available amount of the facility shall be reduced by the principal amount of each loan drawn by VERTEX. All loans shall be interest-free.

            3.3.2. Draw. To draw on the loan facility, VERTEX shall submit a notice of funding (a "Funding Notice") to NOVARTIS, signed by its Principal Financial Officer, specifying the amount requested (which shall not be less than [**********] per request), the Development Candidate to which the advance relates, and certifying that the advance, plus any prior advances with respect to that Development Candidate, do not exceed [***********] or the budgeted cost of Proof of Concept Studies for that Development Candidate, whichever is less. Advances shall be made by NOVARTIS by wire transfer at VERTEX's direction within thirty (30) days after receipt of a Funding Notice.

            3.3.3. Repayment. The full amount of any advances relating to a particular Development Candidate will be forgiven by NOVARTIS, and the repayment obligation of VERTEX in connection therewith automatically extinguished, upon acceptance of that Development Candidate by NOVARTIS as a Drug Product Candidate hereunder, whether at the First Opportunity, the Second Opportunity or as a Subsequent Candidate. If the Development Candidate is not accepted by NOVARTIS as a Drug Product Candidate or a Subsequent


       Research and Early Development Agreement -- Confidential -- Page 19

Candidate, then VERTEX shall repay the full amount of the Development Loan advanced with respect to that Development Candidate no later than the last day of the Extended Development Period. The unpaid amount of any such Development Loans not theretofore forgiven as provided above shall be repaid in full: (a) on or before April 30, 2006, if NOVARTIS terminates the Research Program early under Section 9.4 of this Agreement; and (b) on or before the first anniversary of the effective date of any termination of this Agreement by NOVARTIS for cause under Section 9.2 hereof.

      3.4.  Records.

            VERTEX shall keep accurate records and books of accounts containing all data reasonably required for the calculation and verification of FTE's employed by VERTEX in the Research Program.

            At NOVARTIS' request, VERTEX shall make those records available, no more than once a year, during reasonable working hours, for review by a recognized independent accounting firm acceptable to both parties, at NOVARTIS' expense, for the sole purpose of verifying the accuracy of those records in the calculation of Research Program FTE's. VERTEX shall not, however, be required to retain or make available to NOVARTIS or its accountants, any such records or books of account for any Research Year, beyond thirty-six (36) months from the conclusion of that Research Year. NOVARTIS shall cause the accounting firm to retain all such information in confidence.

            In the event of a negative difference between the average number of FTE's stated to be involved in the Research Program and the number of FTE's actually employed, the amount previously advanced to VERTEX and attributable to any such negative difference shall be due and payable to NOVARTIS without delay. If the negative difference is more than [***] in any Research Year, then VERTEX shall also pay the reasonable costs of the independent accountant employed by NOVARTIS in the review. Interest at the rate of [******************], assessed from the end of the Research Year to which the negative difference relates, shall be due from VERTEX upon prior written notice.


       Research and Early Development Agreement -- Confidential -- Page 20

                                   ARTICLE IV

                LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS

      4.1.  Development Election.

            NOVARTIS shall have the exclusive right (the "Development Election") to develop and commercialize each Drug Candidate proposed to it by VERTEX as set forth below, for any and all Indications, under the terms and conditions set forth in the License Agreement. While the Development Election is in effect, VERTEX will not grant to any Third Party rights to VERTEX Kinase Technology which are inconsistent with the grant of the Development Election to NOVARTIS hereunder. The Development Election will expire and NOVARTIS shall no longer have the right to select Drug Candidates hereunder upon the first to occur of:

      (1) Expiration of the Research Program in the ordinary course without early termination;

      (2)   Early termination of the Research Program by NOVARTIS under Section
            9.4 hereof;

      (3)   Termination of the Research Program by VERTEX for Cause under
            Section 9.3 hereof;

      (4) Termination of the Research Program by either party hereto for Scientific Cause under Section 9.5 hereof.

      Notwithstanding the foregoing, in the circumstance set forth in Section 4.1(1) above, the Development Election shall expire only at the end of the Extended Development Period, with respect to any Drug Candidates which were selected as Development Candidates by VERTEX during the Research Program (if they were still active Development Candidates on the date of expiration of the Research Program) or the six month period after normal expiration of the Research Program. NOVARTIS may exercise its Development Election with respect to any such Development Candidates upon completion of Proof of Concept Studies during the Extended Development Period. If Proof of Concept Studies with respect to a particular Development Candidate are underway but have not yet been completed, or if a Drug Candidate not accepted by NOVARTIS at the First Opportunity is still in development but has not yet reached the Second


       Research and Early Development Agreement -- Confidential -- Page 21

Opportunity stage, ninety (90) days prior to the end of the Extended Development Period, NOVARTIS may nonetheless exercise its Development Election during that ninety (90) day period with respect to that Development Candidate as if Proof of Concept Studies had been successfully completed, or with respect to that Drug Candidate as if it had reached the Second Opportunity, and the Election will have the same effect hereunder as if it had been exercised upon successful completion of Proof of Concept Studies hereunder with respect to that Development Candidate or at the Second Opportunity with respect to that Drug Candidate. Upon written request from NOVARTIS delivered one hundred twenty (120) days prior to the end of the Extended Development Period, VERTEX will deliver to NOVARTIS, as soon as practicable thereafter, all Development Information (as referenced in Section 4.2 hereof) in its possession with respect to any such Development Candidate, specifically identified in the foregoing Notice from NOVARTIS, and all Further Development Information (as referenced in Section
4.4.1 hereof) in its possession with respect to any such Drug Candidate, specifically identified in the foregoing Notice from NOVARTIS. In the event NOVARTIS terminates the Research Program early under Section 9.4 hereof, NOVARTIS may exercise the Development Election with respect to any Development Candidate, during the one-year period between the date of notice and the effective date of early termination, whether or not that Development Candidate has completed Proof of Concept Studies during that period. VERTEX will provide NOVARTIS with Development Information, as referenced in the preceding sentence, with respect to any such Development Candidate(s), upon sixty (60) days prior written notice from NOVARTIS delivered not less than one hundred twenty (120) days before the effective termination date. In the event NOVARTIS validly terminates the Research Program for Cause under Section 9.2 hereof, the Development Election may nonetheless be exercised for the one-year period after the effective date of the termination for cause, but only with respect to Development Candidates that had not completed Proof of Concept Studies on or prior to the effective termination date.

      4.2.  Process for Determining Drug Candidates.

            VERTEX will notify NOVARTIS each time it selects a Compound as a Development Candidate. After consultation with the JRC, VERTEX will determine the content of the Proof of Concept Studies which will be applicable with respect to that Development


       Research and Early Development Agreement -- Confidential -- Page 22

Candidate. If the Compound successfully completes the Proof of Concept Studies and therefore becomes a Drug Candidate, VERTEX will notify NOVARTIS that the Proof of Concept Studies have been concluded and will provide with that notification all material information (the "Development Information") known to VERTEX about the Drug Candidate, including analysis results and raw data from the Proof of Concept Studies, which NOVARTIS should reasonably require in order to decide whether to accept the Drug Candidate for further development. The Development Information shall also include any previously undisclosed information with respect to VERTEX Kinase Technology which is important to a scientific and commercial evaluation of the Drug Candidate.

      4.3.  Optional Exercise.

            NOVARTIS may exercise its Development Election and accept a Drug Candidate for further development (a "Drug Product Candidate") by delivery to VERTEX, within ninety (90) days after receipt of the Development Information from VERTEX with respect to that Drug Candidate, of written notice of exercise (an "Exercise Notice"), specifying the Drug Candidate as to which the Development Election is being exercised. The parties shall then promptly execute a License, Development and Commercialization Agreement identical in substance to Exhibit A hereto (the "License Agreement"), the terms of which are incorporated by reference into, and are a part of, this Research Agreement, pursuant to which NOVARTIS will further develop and commercialize the Drug Product Candidate. If the Development Election has previously been exercised with respect to another Drug Product Candidate and a License Agreement is in effect with respect to that Candidate, then the License Agreement will be amended to reflect the addition of another Drug Product Candidate for development. Development of each Drug Product Candidate shall proceed immediately after the Development Election is exercised, in accordance with the terms of the License Agreement. The ninety (90) day period during which the Development Election must be exercised, as referenced above, shall be referred to in this Agreement as the "First Opportunity." NOVARTIS may propose to VERTEX by written notice delivered during the initial forty-five 45 days of the First Opportunity period with respect to a Drug Candidate, that the First Opportunity for the Drug Candidate be extended for good reason for a specified time to permit NOVARTIS, at its expense and under its direction, to conduct such additional studies of that Drug Candidate as may be specified in the notice. VERTEX shall


       Research and Early Development Agreement -- Confidential -- Page 23 discuss this request with NOVARTIS and the parties shall attempt in good faith to reach mutual agreement with respect to the requested extension of the First Opportunity period and the conduct of additional studies, but failing agreement the First Opportunity period shall expire after ninety (90) days as specified above.

      4.4.  Refused Candidate.

            4.4.1. If NOVARTIS does not exercise its Development Election with respect to a particular Drug Candidate (a "Refused Candidate") within the First Opportunity, then the Development Election shall expire with respect to that Refused Candidate (subject to the proviso set forth below), and VERTEX will thereafter be free to develop and commercialize the Refused Candidate at its expense free of any obligation to NOVARTIS hereunder, including the obligation to submit information concerning that Refused Candidate for review by the JRC; provided that VERTEX will not enter into any agreement with a Third Party to develop or commercialize the Refused Candidate prior to the end of the Second Opportunity as defined below; and provided further that if VERTEX continues development of the Refused Candidate, VERTEX will notify NOVARTIS after VERTEX has received all data from its development studies of that Refused Candidate concluded after the First Opportunity, including analysis results and raw data, which is material to and will form the basis for, VERTEX's decision to commence its first Pivotal Registration Study with respect to the Refused Candidate (the "Further Development Information"). VERTEX will include a copy of the Further Development Information with that notice. During the thirty (30) day period immediately following delivery to NOVARTIS of the Further Development Information (the "Second Opportunity"), NOVARTIS shall have the right to exercise the Development Election with respect to that Refused Candidate; except that the provisions of Article VI of the License Agreement shall be applicable to any Drug Product Candidates which are accepted at the Second Opportunity.

            4.4.2. The provisions of Section 4.4.1 shall not apply to [*********
********************************************************************************
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********************************************************************************


       Research and Early Development Agreement -- Confidential -- Page 24

********************************************************************************
********************************************************************************
****************************************************]

      4.5.  Subsequent Candidates.

            After NOVARTIS has selected eight (8) Drug Candidates, whether at the First Opportunity or the Second Opportunity, as Drug Product Candidates hereunder it may nonetheless exercise its Development Election at the First Opportunity with respect to additional Drug Candidates ("Subsequent Candidates") prior to expiration of the Development Election; provided, that

            (a) development of any such Subsequent Candidate as to which NOVARTIS has exercised its Development Election shall proceed in accordance with the terms of Article VI of the License Agreement; and

            (b) the Development Election shall expire and NOVARTIS shall have no further rights with respect to any Subsequent Candidate which is not accepted by NOVARTIS at the First Opportunity. As part of the Development Information provided to NOVARTIS with respect to any Subsequent Candidate, VERTEX shall inform NOVARTIS whether it will propose that development of the Subsequent Compound be undertaken pursuant to a Joint Venture as described in Section 6.4.2 of the License Agreement, and if not, whether VERTEX will manufacture and supply Bulk Drug Product with respect to that Subsequent Candidate under
                  Section 6.4.1 of the License Agreement.

The provisions of the last sentence of Section 4.4.2 above shall apply during the term of the Extended Development Period to any Subsequent Candidates which fall within the category of Drug Candidates described in Section 4.4.2.

      4.6.  Unexpected Results.

            Notwithstanding any of the foregoing provisions:


       Research and Early Development Agreement -- Confidential -- Page 25

            (a) if NOVARTIS has chosen not to exercise its Development Election with respect to a particular Drug Candidate at the First Opportunity, and during development activities conducted by VERTEX thereafter, but prior to the Second Opportunity, VERTEX discovers significant evidence that the Drug Candidate being studied for specified Indications and with reference to one or more particular mechanisms of action (i) would be a promising candidate for development in an Indication which was not previously considered by the JRC to be relevant to the targeted mechanism of action (a "New Indication"); or (ii) acts by means of a mechanism of action not previously considered by the JRC with respect to that Drug Candidate (a "New Mechanism"), and by reason of that New Mechanism would be a promising candidate for development in a New Indication;

            (b) then NOVARTIS shall have the right to elect to develop that Drug Candidate, for the New Indication only, as if development were being proposed by VERTEX as a First Opportunity Candidate under Section 4.3 hereof.

If NOVARTIS elects under (b) above to develop that Drug Candidate, it will compensate VERTEX, on a basis to be agreed, for any development work which it has performed beyond the First Opportunity which is useful for NOVARTIS in development of the Drug Candidate for the New Indication. In turn, VERTEX will allow NOVARTIS to cross-reference any of its filings with regulatory authorities relative to that Drug Candidate, which are necessary in the course of developing the Drug Candidate for the New Indication.

      4.7. Clinical Trial Material. VERTEX will conduct its clinical studies with clinical trial material the manufacture of which is designed to conform, as and to the extent required by applicable U.S. federal regulations or as directed by the JRC, to GMP standards. As soon as practicable after the exercise of its Development Election with respect to a Drug Product Candidate, VERTEX will deliver to NOVARTIS, and NOVARTIS will accept, all clinical trial material for that Candidate in its possession to the extent it is usable in connection with further


       Research and Early Development Agreement -- Confidential -- Page 26 development of that Candidate. NOVARTIS will reimburse VERTEX for the Manufacturing Cost of that material within thirty (30) days of receipt of VERTEX's invoice therefor.

                                    ARTICLE V

                                 CONFIDENTIALITY

      5.1.  Undertaking.

            During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to VERTEX Kinase Technology and NOVARTIS Kinase Technology.

            (a) Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information.

            (b) Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of Drug Candidates, Drug Product Candidates or Drug Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.


       Research and Early Development Agreement -- Confidential -- Page 27

            (c) Each party shall be liable for any unauthorized use and disclosure of such information by its officers, employees and agents and any such sublicensees and subcontractors.

      5.2.  Exceptions.

            Notwithstanding the foregoing, the provisions of Section 5.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish:

            (a) have entered the public domain without such party's breach of any obligation owed to the disclosing party;

            (b) are permitted to be disclosed by the prior written consent of the disclosing party;

            (c) have become known to the receiving party from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

            (d) are disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

            (e) are independently developed by the receiving party without breach of this Agreement; or

            (f) are required to be disclosed by the receiving party to comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.


       Research and Early Development Agreement -- Confidential -- Page 28

      5.3.  Publicity.

            The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

            (a) Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or NOVARTIS, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

            (b) The party desiring to make any such public announcement shall provide the other party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.

      5.4.  Survival.

            The provisions of this Article V shall survive the termination of this Agreement and shall extend for a period of five (5) years thereafter.

                                   ARTICLE VI

                                   PUBLICATION

      Each of NOVARTIS and VERTEX reserves the right to publish or publicly present the results (the "Results") of the Research Program, subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "publishing party") will submit a draft of any proposed manuscript or speech to the other party (the "non-publishing party") for comments at least thirty (30) days prior to submission for publication or oral presentation. The non-publishing party shall notify the publishing party in writing within fifteen


       Research and Early Development Agreement -- Confidential -- Page 29

(15) days of receipt of such draft whether such draft contains (i) information of the non-publishing party which it considers to be confidential under the provisions of Article V hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement which the non-publishing party intends to file, or (iii) information which the non-publishing party reasonably believes would be likely to have a material adverse impact on the development or commercialization of a Development Candidate, a Drug Candidate or a Drug Product Candidate. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. In the case of item (ii) above, the non-publishing party may request a delay and the publishing party shall delay such publication, for a period not exceeding ninety (90) days, to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information involved. In the case of item (i) above, no party may publish confidential information of the other party without its consent in violation of Article V of this Agreement. In the case of item (iii) above, if the publishing party shall disagree with the non-publishing party's assessment of the impact of the publication, then the issue shall be referred to the JSC for resolution. If the JSC is unable to reach agreement on the matter within thirty (30) days after such referral, the matter shall be referred by the JSC to the Chief Executive Officer of NOVARTIS and the Chief Executive Officer of VERTEX who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within two (2) weeks of referral by the JSC as aforesaid, then the decision of the publishing party as to publication of any information generated by it, subject always to the confidentiality provisions of Article V hereof, shall be final, provided that such decision shall be exercised with reasonable regard for the interests of the non-publishing party. The parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal. The parties will use their best efforts to gain the right to review proposed publications relating to the subject matter of the Research Program by consultants or contractors.

      This Article VI shall terminate with the termination of this Agreement, but the provisions of Article V hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 5.4.


       Research and Early Development Agreement -- Confidential -- Page 30

                                   ARTICLE VII

                                 INDEMNIFICATION

      7.1.  Indemnification by VERTEX.

            VERTEX will indemnify and hold NOVARTIS and its Affiliates, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

            (a) the development, manufacture, use, sale, storage or handling of a Compound, a Development Candidate, a Drug Candidate, a Drug Product Candidate or a Drug Product by VERTEX or its Affiliates or their representatives, agents, authorized sublicensees or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

            (b) the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; and

            (c) provided however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of NOVARTIS or its Affiliates.

      7.2.  Indemnification by NOVARTIS.

            NOVARTIS will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

            (a) the development, manufacture, use, sale, storage or handling of a Compound, a Development Candidate, a Drug Candidate, a Drug Product Candidate or a Drug Product by NOVARTIS or its Affiliates or their representatives, agents, authorized sublicensees or subcontractors under


       Research and Early Development Agreement -- Confidential -- Page 31
                  this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

            (b) the breach by NOVARTIS of any of its covenants, representations or warranties set forth in this Agreement; and

            (c) provided that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

      7.3.  Claims Procedures.

            Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 7.1 or 7.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

            (a) That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party); and


       Research and Early Development Agreement -- Confidential -- Page 32

            (b) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

            (c) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (d) Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      7.4.  Compliance.

            The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Agreement.

                                  ARTICLE VIII

                              PATENTABLE INVENTIONS

      8.1.  Ownership.

            All inventions made and all Know-How generated exclusively by either party or its Affiliates (directly or through others acting on its behalf) prior to and during the term of this Agreement shall be owned by the party making the invention or generating the Know-How claimed, or if such invention is made jointly (a "Joint Invention"), shall be owned jointly, all as determined in accordance with United States laws of inventorship.


       Research and Early Development Agreement -- Confidential -- Page 33

      8.2.  Preparation.

            VERTEX shall take responsibility for the preparation, filing, prosecution and maintenance of all VERTEX Patents, and any patents and patent applications claiming Joint Inventions, and NOVARTIS shall take responsibility for the preparation, filing, prosecution and maintenance of all NOVARTIS Patents. VERTEX shall provide the JRC with periodic reports listing, by name, patents filed by VERTEX in the United States and other jurisdictions, along with a general summary of the claims made and the jurisdictions of filing. In good time, before the deadline for foreign filing of any patent application filed in the United States, VERTEX will notify NOVARTIS whether it intends to foreign file such patent application, and if it intends to do so, in what countries it proposes to foreign file. Upon timely written notice from NOVARTIS, VERTEX will file in such additional countries -- all being countries in which NOVARTIS would customarily file its own cases dealing with similar subject matter -- as NOVARTIS shall request.

      8.3.  Costs.

            (a) During the Research Program. NOVARTIS shall reimburse VERTEX for [*******************************************************************************
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***********************************]. If the full amount of any reimbursement commitment is not applied in any Research Year, the unused balance may be carried over from year to year during the Research Program.

            (b) After the Research Program. Upon expiration of the Research Program, the parties shall determine which Patents covering Drug Product Candidates and Drug Products, and Development Candidates as to which the Development Election is still applicable (until it expires), are included in the Kinase Technology, and thereafter [*********************************************
********************************************************************************
***]. Either party may at any time thereafter elect, by written notice to the other party, to discontinue support for one or more such Patents (a "Discontinued Patent") and shall not be responsible for any costs relating to a Discontinued Patent which are incurred more than sixty (60) days after receipt of that notice by the other party. In such case, the other party may elect at its sole discretion to continue


       Research and Early Development Agreement -- Confidential -- Page 34 preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Patent, and if the party electing to discontinue support is the owner of the Discontinued Patent, it shall execute such documents of transfer or assignment and perform such acts as may be reasonably necessary to transfer ownership of the Discontinued Patent to the other party and enable that party to file or to continue prosecution or maintenance, if the other party elects to do so. Discontinuance may be on a country-by-country basis or for a Patent series in total.

                                   ARTICLE IX

                              TERM AND TERMINATION

      9.1.  Term.

            This Agreement will extend until the termination (including any early termination hereunder) of the Research Program (including any extension thereof) and thereafter until the end of the Extended Development Period, unless earlier terminated by either party hereto in accordance with this Agreement, or unless extended by mutual agreement of the parties.

      9.2.  Termination of the Research Program by NOVARTIS for Cause.

            Upon written notice to VERTEX, NOVARTIS may at its sole discretion unilaterally terminate the Research Program and this Agreement upon the occurrence of any of the following events:

            (a) VERTEX shall materially breach any of its material obligations, such as its obligations under Section 3.2 hereof, under this Agreement or the License Agreement, and such material breach shall not have been remedied or steps initiated to remedy the same to NOVARTIS' reasonable satisfaction, within sixty (60) days after NOVARTIS sends written notice of breach to VERTEX; or

            (b) VERTEX shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure, strike, labor dispute or any other events over which it has no control.


       Research and Early Development Agreement -- Confidential -- Page 35

            In the event of any valid termination under this Section 9.2, NOVARTIS shall not be required to make any payments under Section 3.2 hereof which are not due and payable prior to receipt by VERTEX of the notice of breach referenced under Section 9.2(a) or receipt by VERTEX of the notice of termination pursuant to Section 9.2(b), as the case may be. Notwithstanding the foregoing, any License Agreement then in effect shall continue in effect unless it is expressly terminated in accordance with its terms.

      9.3.  Termination of the Research Program by VERTEX for Cause.

            VERTEX may at its sole discretion terminate this Agreement upon written notice to NOVARTIS upon the occurrence of any of the following events:

            (a) NOVARTIS shall materially breach any of its material obligations under this Agreement or the License Agreement and such material breach shall not have been remedied or steps initiated to remedy the same to VERTEX's reasonable satisfaction, within sixty (60) days after VERTEX sends written notice of breach to NOVARTIS; or

            (b) NOVARTIS shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure, strike, labor dispute or any other events over which it has no control.

            Notwithstanding the foregoing, any License Agreement then in effect shall continue in effect unless it is expressly terminated in accordance with its terms.

      9.4.  Early Termination of Research Program by NOVARTIS.

            NOVARTIS may in its absolute discretion terminate its participation in the Research Program effective no earlier than the end of the Fourth Research Year, upon one year's prior written notice to VERTEX (the "Notice Period"), in which event NOVARTIS must nevertheless make all of the payments required to be made hereunder which accrue or fall due during the Notice Period. The Development Election shall terminate on the effective date of termination of the Research Program pursuant to the foregoing.


       Research and Early Development Agreement -- Confidential -- Page 36

      9.5.  Termination for Scientific Cause.

            Either party may terminate this Agreement upon six months' prior written notice to the other party, if (a) the terminating party can demonstrate to the reasonable satisfaction of the other party that, by reason of scientific developments unknown on the Effective Date, the Research Program is unlikely to produce any Compounds that can achieve a commercially viable therapeutic effect through an effect on a Kinase target; and (b) the parties have not agreed, prior to expiration of the six month notice period, to redirect the Research Program as provided in Section 2.8 herein.

      9.6.  Effect of Termination.

            (a) Except where explicitly provided elsewhere herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations which have accrued as of the date of termination or expiration, and (ii) obligations and rights which, expressly or from the context thereof, are intended to survive termination or expiration of this Agreement, including obligations of confidentiality under
                  Article V hereof and the indemnification provisions of Article VII hereof.

            (b) Upon termination or expiration of this Agreement, VERTEX and NOVARTIS shall each have a worldwide, non-exclusive, royalty-free license in the Field to the other party's Kinase Technology which is the subject of a Valid Patent Claim as defined in the License Agreement, including the use of any Kinase claimed under the other party's Kinase Technology as a drug target; except that the foregoing license (i) shall not include a right on the part of NOVARTIS to make, use or sell, as drugs, Compounds claimed under VERTEX Patents, except as Drug Product Candidates and Drug Products under the License Agreement; (ii) shall not include a right on the part of VERTEX to make, use or sell Compounds claimed under NOVARTIS Patents (other than a prodrug of a Compound claimed under VERTEX Patents if that Compound is not included in a Drug Product Candidate or a Drug Product under the License Agreement);


       Research and Early Development Agreement -- Confidential -- Page 37

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                                    ARTICLE X

                         REPRESENTATIONS AND WARRANTIES

      10.1. Representations and Warranties of VERTEX.

            VERTEX represents and warrants to NOVARTIS as follows:

            (a) Authorization. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors.

            (b) No Third Party Rights. VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Kinase Technology relating to the Field and to grant the licenses herein. The granting of the Development Election to NOVARTIS hereunder does not violate any right known to VERTEX of any Third Party.

            (c) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, VERTEX is not aware of any


       Research and Early Development Agreement -- Confidential -- Page 38
                  issued patents or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Compound, Development Candidate, Drug Candidate or Drug Product pursuant to this Agreement.

      10.2. Representations and Warranties of NOVARTIS.

            NOVARTIS represents and warrants to VERTEX as follows:

            (a) Authorization. This Agreement has been duly executed and delivered by NOVARTIS and constitutes the valid and binding obligation of NOVARTIS, enforceable against NOVARTIS in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of NOVARTIS, its officers and directors.

            (b) Third Party Rights. NOVARTIS owns or possesses adequate licenses or other rights to use all NOVARTIS Kinase Technology relating to the Field in accordance with the provisions of this Agreement.

            (c) Third Party Patents. Except as disclosed in writing between the parties to this Agreement or their respective agents, NOVARTIS is not aware of any issued patent or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Compound, Development Candidate, Drug Candidate or Drug Product pursuant to this Agreement.


       Research and Early Development Agreement -- Confidential -- Page 39

                                   ARTICLE XI

                               DISPUTE RESOLUTION

      11.1. Governing Law, and Jurisdiction.

            This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

      11.2. Dispute Resolution Process.

            (a) General. Except as set forth in (b) below or as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, initially refer such dispute to the JSC, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred to the Chief Executive Officer of VERTEX and the Chief Executive Officer of NOVARTIS who shall, as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty (60) days of the date of initial referral of the matter to the JSC, either party shall be free to initiate proceedings in any court having requisite jurisdiction.

            (b) Third Party Referral. Any dispute or claim relating to the "Referral Matters" as defined below which the parties are unable to resolve pursuant to the other dispute resolution mechanisms provided in this Agreement (other than litigation) shall, upon the written request of one party delivered to the other party, be submitted to and settled by a panel of Third Parties (a "Third Party Panel") appointed by VERTEX and NOVARTIS as provided below. The "Referral Matter" shall consist solely of disagreements concerning whether Proof of Concept Studies as specified by the JRC have been completed. Within thirty (30) days after delivery of the above-referenced written request, each party will appoint one person who is not an Affiliate of the party appointing that person, and


       Research and Early Development Agreement -- Confidential -- Page 40
                  who is knowledgeable in the areas of pharmaceutical science, business and commercial aspects of drug development and sale, or the clinical development of pharmaceuticals, to hear and determine the dispute. The two persons so chosen will select another impartial Third Party and their majority decision will be final and conclusive upon the parties hereto. If either party fails to designate its appointee within the thirty (30) day period referenced above, then the appointee who has been designated by the other party will serve as the sole member of the Third Party Panel and will be deemed to be the single, mutually approved party to resolve the dispute. Each party will bear its own costs in the Third Party Referral process, and the parties will split equally the costs of the Third Party Panel members. The Third Party Panel will, upon the request of either party, issue its final determination in writing.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      12.1. Official Language.

            English shall be the official language of this Agreement and the License Agreement, and all communications between the parties hereto shall be conducted in that language.

      12.2. Waiver.

            No provision of this Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of any right or remedy on any subsequent occasion.

      12.3. Force Majeure.

            Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities,


       Research and Early Development Agreement -- Confidential -- Page 41 compliance with governmental priorities for materials, or any fault beyond its control or without its fault or negligence.

      12.4. Severability.

            Should one or more provisions of this Agreement be or become invalid, then the parties hereto shall attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance for this Agreement that it may be reasonably presumed that the parties would not have entered into this Agreement without the invalid provisions.

      12.5. Government Acts.

            In the event that any act, regulation, directive, or law of a country or its government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of NOVARTIS or VERTEX under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications therein as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

      12.6. Government Approvals.

            Each party will obtain any government approval required in its country of domicile to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such government approval, and will cooperate with the other party in any such efforts.


       Research and Early Development Agreement -- Confidential -- Page 42

      12.7. Export Controls.

            This Agreement is made subject to any restrictions concerning the export of materials and Technology from the United States which may be imposed upon or related to either party to this Agreement from time to time by the Government of the United States. Furthermore, NOVARTIS will not export, directly or indirectly, any VERTEX Kinase Technology or any Bulk Drug Substance, Drug Product Candidates or Drug Products utilizing such Technology to any countries for which the United States Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States Government when required by applicable statute or regulation.

      12.8. Assignment.

            This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 12.8 shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignees from either of the parties hereto.

      12.9. Affiliates.

            Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act or omission) which such party is prohibited hereunder from committing directly. The use of subcontractors by either party shall not increase the financial obligations of the other party hereunder in any respect.


       Research and Early Development Agreement -- Confidential -- Page 43

      12.10. Counterparts.

            This Agreement may be executed in duplicate, each of which shall be deemed to be original and both of which shall constitute one and the same Agreement.

      12.11. No Agency.

            Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between NOVARTIS and VERTEX. Notwithstanding any of the provisions of this Agreement, neither party to this Agreement shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, paid, and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.

      12.12. Notice.

            All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one party to the other by notice pursuant hereto, by prepaid, certified air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by first class letter, postage pre-paid, given by the close of business on or before the next following business day:

            if to NOVARTIS, at:

               NOVARTIS PHARMA AG
               Business Development and Licensing
               P.O. Box ________
               CH-4002
               Basel, Switzerland
               Attention: Victor A. Hartmann, Vice President

            with a copy to: Legal Services, at the address referenced above


       Research and Early Development Agreement -- Confidential -- Page 44 if to VERTEX, at:

               Vertex Pharmaceuticals Incorporated
               130 Waverly Street
               Cambridge, MA U.S.A. 02139-4211
               Attention: Richard H. Aldrich, Senior Vice President and Chief Business Officer

            with a copy to:

               Kirkpatrick & Lockhart LLP
               75 State Street
               Boston, MA U.S.A. 02109
               Attention: Kenneth S. Boger, Esq.
               Fax: (617) 951-9151

      12.13. Headings.

            The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

      12.14. Authority.

            The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Agreement.

      12.15. Entire Agreement.

            This Agreement contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.

      12.16. Standstill.

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       Research and Early Development Agreement -- Confidential -- Page 45
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      12.17. Notice of Pharmaceutical Side-Effects.

            During the term of this Agreement, the parties shall keep each other promptly and fully informed and will promptly notify appropriate authorities in accordance with applicable law, after receipt of information with respect to any serious adverse reaction, as defined by the World Health Organization, directly or indirectly attributable to the use or application of Compounds, a Development Candidate, Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

      12.18. Inflation Adjustment.

            All payments required to be made to VERTEX hereunder (except any royalty payments required to be made under the provisions of Sections 5.3 and
6.4.3 of the License Agreement, and any product supply payments required to be made under Section 6.4.1 of the License Agreement) shall be adjusted at the beginning of each Research Year (commencing at the beginning of Research Year 2) to reflect the impact of inflation since the Effective Date of the Agreement, as measured by the biotech worker inflation rate defined and reported in the Radford Survey (Radford/AON Consulting Inc., San Francisco, CA), or other mutually acceptable index. Notwithstanding the foregoing, no adjustment shall be required in any Research Year in which the appropriate inflation adjustment, if applied, would result in a change of less than 3% in the relevant payment amount.

      12.19. Invoice Requirement.

            Any amounts payable to VERTEX hereunder (except any royalty payments required to be made under the provisions of Sections 5.3 and 6.4.3 of the License Agreement) shall be made within thirty days after receipt by NOVARTIS, or its nominee designated for that


       Research and Early Development Agreement -- Confidential -- Page 46 purpose in advance by NOVARTIS in writing to VERTEX, of an invoice covering such payment, which invoice shall conform to the extent reasonably practicable to the form of invoice contained in Exhibit B to this Agreement.

      12.20. Hardship.

            If as a result of unforeseen events or developments relating to the subject matter of this Agreement, the performance of this Agreement shall cause inequitable economic hardship for one party which runs counter to the objectives of this Agreement and which the other party cannot reasonably and in good faith expect the first party to bear unrelieved, the parties will meet and seek in good faith to find equitable means of amending this Agreement to reestablish a fair and reasonable economic balance under this Agreement between the parties hereto.


       Research and Early Development Agreement -- Confidential -- Page 47

                          VERTEX PHARMACEUTICALS INCORPORATED


                          By:___________________________________________________
                                 Joshua S. Boger
                          Title: Chairman, President and Chief Executive Officer


                          NOVARTIS PHARMA AG


                          By:___________________________________________________

                          Title:________________________________________________


                          By:___________________________________________________

                          Title:________________________________________________


       Research and Early Development Agreement -- Confidential -- Page 48

                                  Schedule 1.13

                     Excluded Compounds and Excluded Kinases

--------------------------------------------------------------------------------

      Excluded Kinases
      ----------------

                         SWISSPROT Designation
                         ---------------------
      [*******                  *******
      ********                  *******
      ********                  ********
      ********                  ********
      ********                  ********
      *******                   ********
      *******                   ********
      *******                  **********
      ********                 **********
      ********                  ********
      ********                 *********
      *******                  *********
      *******                  *********
      ********                 *********]
                       ---------------------------
                         *SPTREMBL Designation

      Excluded Compounds
      ------------------

      [********************************************]


            Research and Early Development Agreement -- Confidential

                                 Schedule 2.4.3

                         General Criteria and Guidelines

--------------------------------------------------------------------------------
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            Research and Early Development Agreement -- Confidential

                                    EXHIBIT A

              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

                                     between

                       Vertex Pharmaceuticals Incorporated

                                       and

                               Novartis Pharma AG

              License, Development and Commercialization Agreement

                                TABLE OF CONTENTS

                                                                   Page Number

ARTICLE I -- DEFINITIONS.................................................1

ARTICLE II -- LICENSE...................................................10

  2.1   Grant to NOVARTIS...............................................10
  2.2   Grant to VERTEX.................................................11
  2.3   Information Transfer............................................12

ARTICLE III -- DEVELOPMENT..............................................13

  3.1   Commencement of Development Program.............................13
  3.2   International Project Team......................................13
  3.3   Development Responsibility and Costs............................15
  3.4   Regulatory Approvals............................................15
  3.5   Assistance Rights...............................................16
  3.6   Reasonable Efforts in Development...............................18

ARTICLE IV -- MANUFACTURING AND SUPPLY..................................18

  4.1   Supply of Bulk Drug Substance and Drug Product..................18
  4.2   Bulk Supply Option..............................................18
  4.3   Formulation and Packaging.......................................19

ARTICLE V -- COMMERCIALIZATION..........................................19

  5.1   Marketing and Promotion.........................................19
  5.2   Global Brand Team...............................................19
  5.3   Co-Promotion in North America and the European Union ("EU").....21
  5.4   Termination of Co-Promotion Obligation..........................23
  5.5   Co-labeling.....................................................23
  5.6   Due Diligence...................................................24

ARTICLE VI -- PAYMENTS..................................................24

  6.1   Development Election Payment....................................24
  6.2   Development Milestone Payments by NOVARTIS......................25
  6.3   Royalties.......................................................27
  6.4   Performance Reductions..........................................29
  6.5   Sales Reports...................................................28
  6.6   Withholding Tax.................................................31

ARTICLE VII -- SECOND OPPORTUNITY CANDIDATES AND SUBSEQUENT
                 CANDIDATES.............................................31

  7.1   General.........................................................31
  7.2   Information.....................................................32
  7.3   Additional Second Opportunity Information and Payment...........32

License, Development and Commercialization Agreement -- Confidential -- Table of Contents -- Page i

                        LICENSE AND DEVELOPMENT AGREEMENT

                                                                   Page Number

  7.4   Development and Commercialization Option........................32

ARTICLE VIII -- INTELLECTUAL PROPERTY...................................36

  8.1   Patentable Inventions and Know-How..............................36
  8.2   Infringement Claims by Third Parties............................37
  8.3   Infringement Claims Against Third Parties.......................39
  8.4   Notice of Certification.........................................40
  8.5   Patent Term Extensions..........................................40

ARTICLE IX -- REPRESENTATIONS AND WARRANTIES............................41

  9.1   Representations and Warranties of VERTEX........................41
  9.2   Representations and Warranties of NOVARTIS......................42

ARTICLE X -- CONFIDENTIALITY............................................43

  10.1  Undertaking.....................................................43
  10.2  Exceptions......................................................44
  10.3  Publicity.......................................................45
  10.4  Survival........................................................45

ARTICLE XI -- PUBLICATIONS..............................................46

ARTICLE XII -- DISPUTE RESOLUTION.......................................47

  12.1  Governing Law, and Jurisdiction.................................47
  12.2  Dispute Resolution Process......................................47

ARTICLE XIII -- TERM AND TERMINATION....................................48

  13.1  Term............................................................48
  13.2  Termination For Cause...........................................47
  13.3  Termination for Bankruptcy......................................48
  13.4  Termination by NOVARTIS.........................................50
  13.5  Effect of Termination...........................................49

ARTICLE XIV -- INDEMNIFICATION..........................................50

  14.1  Indemnification by VERTEX.......................................50
  14.2  Indemnification by NOVARTIS.....................................50
  14.3  Claims Procedures...............................................51
  14.4  Compliance......................................................52
  14.5  Insurance.......................................................52

ARTICLE XV -- MISCELLANEOUS PROVISIONS..................................52

License, Development and Commercialization Agreement -- Confidential -- Table of Contents -- Page ii

                        LICENSE AND DEVELOPMENT AGREEMENT

                                                                   Page Number

  15.1  Notice of Pharmaceutical Side-Effects...........................52
  15.2  Waiver..........................................................53
  15.3  Force Majeure...................................................53
  15.4  Registration of License.........................................53
  15.5  Severability....................................................53
  15.6  Government Acts.................................................54
  15.7  Government Approvals............................................54
  15.8  Assignment......................................................54
  15.9  Affiliates......................................................54
  15.10 Counterparts....................................................55
  15.11 No Agency.......................................................55
  15.12 Notice..........................................................55
  15.13 Headings........................................................56
  15.14 Authority.......................................................56
  15.15 Entire Agreement................................................56
  15.16 Inflation Adjustment............................................58
  15.17 Invoice Requirement.............................................58
  15.18 Hardship........................................................58

SCHEDULES

Schedule 1.12 -- List of Drug Product Candidates
Schedule 1.25 -- List of Major Markets
Schedule 1.29 -- NOVARTIS Patents
Schedule 1.44 -- VERTEX Patents
Schedule 4.6 -- Terms of Supply

License, Development and Commercialization Agreement -- Confidential -- Table of Contents -- Page iii

              License, Development and Commercialization Agreement

      This Agreement is made and entered into as of ________, _____ (the "Effective Date") between Vertex Pharmaceuticals Incorporated (hereinafter "VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and NOVARTIS PHARMA AG (hereinafter "NOVARTIS"), a Swiss corporation with principal offices at CH-4002 Basel, Switzerland.

                                  INTRODUCTION

      WHEREAS, VERTEX and NOVARTIS are parties to a certain Research and Early Development Agreement dated May 8, 2000 (the "Research Agreement") under which VERTEX is attempting to design novel, small-molecule compounds targeting the Kinase protein superfamily; and

      WHEREAS, NOVARTIS may elect to develop and commercialize compounds proposed by VERTEX under the terms set forth in the Research Agreement; and

      WHEREAS, in accordance with the Research Agreement NOVARTIS has elected to develop and commercialize the Drug Product Candidates designated on Schedule
1.12 hereto, and the parties therefore wish to execute this License, Development and Commercialization Agreement, which is identical in substance to the agreement attached as Exhibit A to the Research Agreement, to memorialize the provisions specific to development and commercialization of Drug Product Candidates and Subsequent Candidates; and

      NOW THEREFORE, in consideration of the foregoing premises, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1 "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled


 License, Development and Commercialization Agreement -- Confidential -- Page 1 by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than 50% of the voting stock of any other Person. For the avoidance of any doubt, the Novartis Institute for Functional Genomics, Inc. and The Friedrich Miescher Institute, as currently operated, are not Affiliates of NOVARTIS for the purposes of this Agreement.

      1.2 "Global Brand Team" or "GBT" shall have the meaning set forth in
Section 5.2 hereof.

      1.3 "Bulk Commercial Supply Option" shall have the meaning set forth in
Section 7.4.1 hereof.

      1.4 "Bulk Drug Substance" shall mean a Drug Product Candidate in bulk crystal, powder or other form suitable for incorporation in a Drug Product.

      1.5 "Controlled" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

      1.6 "Co-promote" shall mean, as applied to VERTEX, to promote and Detail (as defined in this Section) Drug Products through its own sales force and to otherwise engage in activities in accordance with the provisions of Section 5.3 hereof. "Detail" as used above, shall mean a personal in-office visit by a VERTEX sales representative to a health care provider, during which the representative promotes the use of a Drug Product according to generally recognized standards in the pharmaceutical industry.

      1.7 "Development Candidate" shall mean a Compound selected by VERTEX, during the term of the Research Program under the Research Agreement, and (if the Program is


 License, Development and Commercialization Agreement -- Confidential -- Page 2 not terminated early) during the six-month period immediately following expiration of the Research Program, for formal pre-clinical development in the Field.

      1.8 "Development Plan" shall have the meaning set forth to it in Section
3.2.2 hereof.

      1.9 "Development Program" shall mean activities associated with development of a Drug Product Candidate which are conducted by or at the direction of NOVARTIS after the Development Election has been exercised with respect to that Drug Candidate, including but not limited to (a) manufacture and formulation of Drug Product Candidates for clinical studies; (b) planning, implementation, evaluation and administration of human clinical trials; (c) manufacturing process development and scale-up for the commercial manufacture of Bulk Drug Substance and Drug Product; (d) preparation and submission of applications for Regulatory Approval; and (e) post-market surveillance of approved drug indications, as required or agreed as part of a marketing approval by any governmental regulatory authority.

      1.10 [This Section is intentionally left blank.]

      1.11 "Drug Product" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

      1.12 "Drug Product Candidate" shall mean any Drug Candidate listed from time to time on Schedule 1.12 hereof, as to which NOVARTIS has exercised the Development Election under Article IV of the Research Agreement and which has become a subject of this License Agreement in accordance with the provisions thereof.

      1.13 "Effective Date" shall mean the effective date of this Agreement as set forth on the first page hereof.

      1.14 "Extended Development Period" shall mean the two-year period immediately following expiration of the term of the Research Program.

      1.15 "Field" shall mean the treatment or prevention of conditions or diseases in humans, principally by affecting a Kinase other than an Excluded Kinase.


 License, Development and Commercialization Agreement -- Confidential -- Page 3

      1.16 "First Commercial Sale" shall mean the first sale of a Drug Product by NOVARTIS or an Affiliate or sublicensee of NOVARTIS in a country in the Territory following Regulatory Approval of the Drug Product in that country or, if no such Regulatory Approval or similar marketing approval is required, the date upon which the Drug Product is first commercially launched in such country.

      1.17 "Filing Outside the U.S." shall mean any application or regulatory filing to be made hereunder with a regulatory authority outside the United States, for approval to manufacture and sell Drug Product(s) outside the U.S., and any correspondence, approvals or governmental licenses relating thereto.

      1.18 "First Opportunity" shall mean the ninety (90) day period following completion of Proof of Concept Studies with respect to a Drug Candidate, during which NOVARTIS may first exercise its Development Election and accept the Drug Candidate for development under the License Agreement, in accordance with
Section 4.3 of the Research Agreement.

      1.19 "GMP" shall mean the current Good Manufacturing Practice regulations promulgated by the FDA, published at 21 CFR Part 210 et seq., as such regulations may from time to time be amended, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder.

      1.20 "Indication" shall mean a recognized disease or condition, an important manifestation of a disease or condition, or symptom associated with a disease or syndrome for which use of a Drug Product is indicated, as would be identified in the Drug Product's label under applicable FDA regulations or the foreign equivalent thereof.

      1.21 "IND" means the investigational new drug application relating to a Drug Product Candidate filed with the FDA pursuant to 21 CFR Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable Filing(s) Outside the U.S. (such as a CTX in the European Union).

      1.22 "International Project Team" or "IPT" shall have the meaning set forth in Section 3.2.1 hereof.


 License, Development and Commercialization Agreement -- Confidential -- Page 4

      1.23 "Joint Steering Committee" or "JSC" shall have the meaning set forth in Section 2.6 of the Research Agreement.

      1.24 "Know-How" means all proprietary material and information including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether currently existing or developed or obtained during the course of this Agreement and whether or not patentable or confidential, that are now Controlled by a Party or its Affiliates and that relate to the development, utilization, manufacture or use of any Drug Product Candidate or Drug Product, including but not limited to processes, techniques, methods, products, materials and compositions; provided however, that for the purposes of the definition of VERTEX Know-How only, the term "Know-How" shall not include VERTEX's general drug design technology, whether in software or hardware, tangible or intangible, form.

      1.25 "Major Markets" shall mean those countries listed on Schedule 1.25 hereto.

      1.26 "Manufacturing Cost" shall mean [**********************************
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      1.27 "Net Sales" with respect to any Drug Product shall mean the gross amount invoiced by NOVARTIS and any NOVARTIS Affiliate, licensee or sublicensee for that Drug Product sold to Third Parties in bona fide, arms-length transactions, less [***********************************************************
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 License, Development and Commercialization Agreement -- Confidential -- Page 5

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all as determined in accordance with NOVARTIS' usual and customary accounting methods, which are in accordance with generally accepted accounting principles
(GAAP).

      1.27.1 In the case of any sale or other disposal of a Drug Product between or among NOVARTIS and its Affiliates, licensees and sublicensees, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm's-length sale thereafter to a Third Party;

      1.27.2 In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the Drug Product is paid for, if paid for before shipment or invoice;

      1.27.3 In the case of any sale or other disposal for value, such as barter or counter-trade, of any Drug Product, or part thereof, other than in an arm's length transaction exclusively for money, Net Sales shall be calculated as above on the value of the consideration received or the fair market price (if higher) of the Drug Product in the country of sale or disposal;

      1.27.4 In the event the Drug Product is sold in a finished dosage form containing the Drug Product in combination with one or more other active ingredients (a "Combination Product"), the Net Sales of the Drug Product, for the purposes of determining royalty payments, shall be determined by [************************************************************
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                  *************************************************************


 License, Development and Commercialization Agreement -- Confidential -- Page 6

                  *************************************************************
                  *************************************************************
                  *************************************************************
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                  ***************************************************]

      1.28 "NOVARTIS Know-How" shall mean all Know-How of NOVARTIS.

      1.29 "NOVARTIS Patents" shall mean any Patents Controlled by NOVARTIS or any of its Affiliates claiming Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a formulation or prodrug thereof, discovered or identified by NOVARTIS or its Affiliates during the course of the Research Program or a Development Program, or a method of making or using Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing. A list of NOVARTIS Patents is appended hereto as Schedule 1.29 and will be updated periodically to reflect additions thereto during the term of this Agreement. NOVARTIS shall keep VERTEX periodically informed in writing of all NOVARTIS patents.

      1.30 "NOVARTIS Technology" shall mean all NOVARTIS Patents and all NOVARTIS Know-How which is applied by NOVARTIS to the development, manufacture or use of Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

      1.31 "Patents" means all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

      1.32 "Person" shall mean any individual, corporation, partnership, association. joint-stock company, trust, unincorporated organization or government or political subdivision thereof.


 License, Development and Commercialization Agreement -- Confidential -- Page 7

      1.33 "Pivotal Registration Study" shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of a Drug Candidate on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 C.F. R. ss. 312.21(c), and (ii) equivalent submissions with similar requirements in other countries.

      1.34 "Regulatory Approval" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States shall mean final approval of a new drug application pursuant to 21 CFR ss. 314, permitting marketing of the applicable Drug Product in interstate commerce in the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing Authorization Application pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended.

      1.35 "Research Agreement" shall mean that certain Research Agreement between VERTEX and NOVARTIS dated May 8, 2000.

      1.36 "Second Opportunity" shall mean the thirty (30) day period immediately following delivery to NOVARTIS of the Further Development Information in accordance with Section 4.4.1 of the Research Agreement, relating to development studies completed by VERTEX with respect to a Refused Candidate after the First Opportunity, during which period NOVARTIS may exercise its Development Election and accept the Refused Candidate for development under the License Agreement in accordance with Section 4.4 of the Research Agreement.

      1.37 "Subsequent Candidate" shall mean any Drug Candidate proposed by VERTEX for further development at the First Opportunity, prior to the end of the Extended Development Period, after NOVARTIS has accepted eight (8) Drug Candidates for development at the First or Second Opportunity.


 License, Development and Commercialization Agreement -- Confidential -- Page 8

      1.38 "Technology" shall mean VERTEX Technology and NOVARTIS Technology.

      1.39 "Territory" shall mean all the countries in the world.

      1.40 "Third Party" shall mean any person or entity which is not a party or an Affiliate of any party to this Agreement.

      1.41 "Total Costs" shall mean
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      1.42 "Valid Patent Claim" shall mean either (a) a claim of an issued and unexpired Patent which has not been revoked or held permanently unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application which claim was filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of said application.

      1.43 "VERTEX Know-How" shall mean all Know-How of VERTEX.

      1.44 "VERTEX Patents" shall mean any Patents Controlled by VERTEX or any of its Affiliates claiming Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a formulation or prodrug thereof, discovered or identified by VERTEX or its Affiliates during the course of the Research Program and the Development Program, or a method of making or using Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing. A list of VERTEX


 License, Development and Commercialization Agreement -- Confidential -- Page 9

Patents is appended hereto as Schedule 1.44 and will be updated periodically to reflect additions thereto during the term of this Agreement.

      1.45 "VERTEX Technology" shall mean all VERTEX Patents and all VERTEX Know-How.

      1.46 The term "North America" shall mean Canada, the United States and Mexico, and the term "European Union" shall mean those countries which are now or later become members of the European Union.

Capitalized terms used but not otherwise defined herein which are defined in the Research Agreement shall have the meaning ascribed to them therein.

                                   ARTICLE II

                                     LICENSE

      2.1 Grant to NOVARTIS.

            (a) Subject to the other provisions of this Agreement, VERTEX hereby grants to NOVARTIS an exclusive worldwide license under VERTEX Technology to the extent useful to permit NOVARTIS to carry out its rights and obligations set forth in this Agreement and to develop, manufacture, have manufactured, market, use, sell and import for sale, as provided herein, Bulk Drug Substance, Drug Product Candidates and Drug Products worldwide. NOVARTIS shall have the right to sublicense under this Agreement. Subject to the provisions of this Agreement, VERTEX shall have the right to use VERTEX Technology to discharge its obligations and exercise its rights under this Agreement. VERTEX retains all rights to VERTEX Technology except to the extent explicitly granted to NOVARTIS hereunder.


License, Development and Commercialization Agreement -- Confidential -- Page 10

            (b) NOVARTIS may subcontract its rights to manufacture Bulk Drug Substance and Drug Product and may contract with reputable organizations to conduct or assist in the conduct of human clinical trials and the evaluation of trials data, after prior notice to, but without the consent of, VERTEX. NOVARTIS shall be responsible to VERTEX for the performance of any of its sublicensees or subcontractors under any provisions of this Agreement for which NOVARTIS is responsible. NOVARTIS shall not permit any subcontractors or sublicensees to use VERTEX Technology without provisions safeguarding confidentiality at least equivalent to those provided in this Agreement. Any such provisions will allow VERTEX the right to directly enforce the obligations of confidentiality with respect to VERTEX Technology in possession of the Third Party.

            (c)   [*************************************************************
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                  *****************************************************]

      2.2 Grant to VERTEX. Subject to the other provisions of this Agreement, NOVARTIS hereby grants to VERTEX a non-exclusive, worldwide license or (as appropriate) sublicense under NOVARTIS Technology, only to the extent necessary to permit VERTEX to


License, Development and Commercialization Agreement -- Confidential -- Page 11 carry out the activities which it is permitted to undertake in this Agreement. VERTEX shall not sublicense the foregoing license to the NOVARTIS Technology without the consent of NOVARTIS (which shall not be unreasonably withheld). Any permitted sublicense will contain provisions safeguarding confidentiality at least equivalent to those provided in this Agreement, which will allow NOVARTIS the right to directly enforce the obligations of confidentiality with respect to NOVARTIS Technology in possession of the Third Party. NOVARTIS retains all rights to NOVARTIS Technology except to the extent explicitly granted to VERTEX hereunder.

      2.3 Information Transfer.

            (a) Each party shall deliver to the other all information Controlled by it and requested by the other party relating to Bulk Drug Substance, Drug Product Candidates and Drug Products, and methods of manufacturing the same, which is necessary or useful for exercise by such other party of the rights granted hereunder. The information to be delivered shall include copies of all Patents, copyrights, copyright registrations and applications therefor and all other manifestations of the intellectual property embodied in the Bulk Drug Substance, Drug Product Candidates or Drug Products, whether in human or machine readable form.

            (b)   [************************************************************
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                  ***********]


License, Development and Commercialization Agreement -- Confidential -- Page 12

                                   ARTICLE III

                                   DEVELOPMENT

      3.1 Commencement of Development Program. NOVARTIS shall promptly and diligently commence and pursue a Development Program with respect to each Drug Candidate as soon as practicable after exercise by NOVARTIS of its Development Election with respect to that Drug Candidate. Any Drug Candidate for which a Development Program has been commenced by NOVARTIS hereunder shall be called a Drug Product Candidate under this Agreement. The provisions set forth in this
Article III shall not apply to any Subsequent Candidates or Drug Candidates accepted by NOVARTIS at the Second Opportunity as to which development and marketing will proceed in the form of a joint venture, as provided in Section 7.4.2.

      3.2 International Project Team.

            3.2.1 Formation and Responsibilities. As soon as practicable after the exercise by NOVARTIS of its Development Election with respect to a Drug Product Candidate, NOVARTIS will establish an International Project Team ("IPT") which shall include one representative designated by VERTEX from time to time. Additional IPT's, which shall also include one VERTEX representative, may be established from time to time in connection with the development of additional Drug Product Candidates. The IPT (or its successor organization, as designated by NOVARTIS) will be the principal organization through which the development of a Drug Product Candidate is planned, administered, evaluated and completed, subject to appropriate review and approval at senior management levels as required by NOVARTIS from time to time. In addition to the VERTEX member, the IPT will typically have members from the various functional groups (e.g., research, preclinical safety, clinical, regulatory, marketing) which are or will be expected to be involved in development and launch of the Drug Product Candidate and Drug Product. NOVARTIS will appoint the IPT Chair. The IPT will typically meet every four to six weeks,


License, Development and Commercialization Agreement -- Confidential -- Page 13
                  depending on the level of current development activity, and will be responsible for preparation and implementation of the Development Plan described in Section 3.2.2 below with respect to each Drug Product Candidate.

            3.2.2 Development Plan. The IPT shall prepare and oversee the implementation of the overall Development Plan for each Drug Product Candidate. The Development Plan shall, among other things, detail, schedule and fully describe the proposed toxicology studies, clinical trials, regulatory plans, clinical trial and commercial material requirements, and process development and manufacturing plans for each Drug Product Candidate, along with relevant budget information for the described items, and will outline the key elements involved in obtaining Regulatory Approval in each country where the Drug Product is to be marketed. The parties expect that development tasks will be advanced in parallel rather than serially where practicable and appropriate, if doing so would be likely to advance the ultimate date of Regulatory Approval and launch and is otherwise commercially reasonable.

            3.2.3 Meeting Materials. The IPT will consider all information that is material to an assessment of the status, direction and progress of the Development Program, including all clinical trials protocols, data and reports. The IPT Leader will ensure that full and complete minutes are prepared and distributed to each member of the IPT promptly after each meeting. Those minutes shall contain a full report on the activities of the IPT during its meeting. VERTEX's representative on the IPT will receive all documents and information distributed or communicated to members of the IPT generally, and may review copies of all other information relative to the development of a Drug Product Candidate unless the IPT Leader denies access to that information for good reason.


License, Development and Commercialization Agreement -- Confidential -- Page 14

            3.2.4 Referral to JSC. If VERTEX disagrees with the decision of the
                  IPT on any matter which might have a significant impact on the presumed value of the Drug Product Candidate or the timing of the Development Program, then VERTEX may refer the matter for consideration by the JSC, by written notice to the IPT chair and the JSC Chair, describing the basis for its disagreement in reasonable detail. The matter will be promptly reviewed and discussed at a special meeting of the JSC to be called and held within 30 days of the referral.

      3.3 Development Responsibility and Costs. Except as provided in Section
3.5 below, NOVARTIS will have sole responsibility for, and bear the cost of conducting, the Development Program with respect to each Drug Product Candidate.

      3.4 Regulatory Approvals. NOVARTIS shall be solely responsible for preparing and submitting registration dossiers for Regulatory Approval of Drug Product Candidates in the Territory.

            3.4.1 NOVARTIS Ownership. All Regulatory Approvals shall be held by and in the name of NOVARTIS, and NOVARTIS shall own all submissions in connection therewith, provided that VERTEX shall have a right of reference to all or any part of the submissions if the "Assistance Rights" become effective under
                  Section 3.5 hereof.

            3.4.2 Principal Interface. All formulary or marketing approvals shall also be obtained by and in the name of NOVARTIS, and NOVARTIS will be the principal interface with and will otherwise handle all interactions with regulatory agencies concerning any Drug Product including, to the extent legally possible, being the sole contact with such agencies, subject to the rights of VERTEX under Section 3.4.3.

            3.4.3 Regulatory Meetings. To the extent not prohibited by law or regulation, VERTEX shall have the right, after consultation with NOVARTIS and unless VERTEX's presence would impede the regulatory approval


License, Development and Commercialization Agreement -- Confidential -- Page 15
                  process, to have one representative participate in all material meetings between representatives of NOVARTIS and any of the FDA, the EMEA and Koseisho (MHW Japan).

                        (a) NOVARTIS will undertake to provide VERTEX with information reasonably in advance of the meeting sufficient to ensure that the VERTEX representative is adequately informed about the issues to be presented at any such meeting.

                        (b) VERTEX may request NOVARTIS to provide VERTEX with a copy of any correspondence between the FDA, the EMEA and Koseisho that relates to any material issues involving Regulatory Approval of a Drug Product Candidate, and NOVARTIS shall provide that information upon request, unless NOVARTIS has good reason to withhold any such correspondence, in which case it will notify VERTEX of that reason promptly.

                        (c) Notwithstanding the foregoing, NOVARTIS will have sole discretion as to the regulatory strategy and decision-making for any Drug Product Candidate or Drug Product.

      3.5 Assistance Rights.
[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


License, Development and Commercialization Agreement -- Confidential -- Page 16

      3.5.1 [*******************************************************************
            ********************************************************************
            ****************************************************************]

      3.5.2 If VERTEX pursues its Assistance Rights:

                        (a) Regulatory Actions. NOVARTIS will continue to make any necessary and appropriate regulatory filings with respect to the Development Work and will, if required for VERTEX to exercise its Assistance Rights effectively, transfer to VERTEX at VERTEX's expense any IND material (or equivalents thereof) relevant to such Development Work.

                        (b) Manufacture of Clinical Supply of Drug Product Candidate. NOVARTIS will supply VERTEX (for up to two years) with the necessary clinical supply of Drug Product Candidate required to perform such Development Work in accordance with NOVARTIS' then current scale of manufacturing at NOVARTIS' Manufacturing Cost and upon such other reasonable and customary terms as to shipment, delivery and similar matters as may be agreed.

                        (c) Milestones. If NOVARTIS elects to resume the Development Program for a Drug Product Candidate, it will provide VERTEX with ninety (90) days prior notice thereof, and will reimburse VERTEX for the actual direct cost of the Development Work of good quality, if such work conforms with the requirements of the relevant Development Plan. NOVARTIS will pay VERTEX interest on the reimbursable costs incurred by VERTEX in the conduct of the Development Work, at a rate compounded quarterly equal to the thirty-day London InterBank Offered Rate ("LIBOR") for the local currency in which payment is made, as quoted in The Financial Times as determined on the date the Development


License, Development and Commercialization Agreement -- Confidential -- Page 17

                              Work is first undertaken by VERTEX and on the last Business Day of each calendar quarter thereafter.

      3.6 Reasonable Efforts in Development. NOVARTIS will use diligent, commercially reasonable efforts consistent with those used by NOVARTIS for its own compounds of similar commercial potential to develop Drug Product Candidates and Subsequent Candidates into Drug Products. NOVARTIS will promptly notify VERTEX in writing if it should determine that development of any Drug Product Candidate or Drug Product is not technically feasible or commercially justifiable, specifying in reasonable detail the reasons for that determination.

                                   ARTICLE IV

                            MANUFACTURING AND SUPPLY

      4.1 Supply of Bulk Drug Substance and Drug Product. Subject to VERTEX's Bulk Supply Option set forth in Section 7.4.1 below, NOVARTIS will be responsible for manufacturing and supply of all Bulk Drug Substance, Drug Product Candidates and Drug Product as necessary for the conduct of the Development Plan and for all commercial purposes in the Territory. The parties will agree on reasonable and appropriate measures by which manufacturing previously being undertaken by VERTEX shall be transitioned to NOVARTIS following the exercise of its Development Election with respect to a particular Drug Product Candidate. The objective of both parties will be to accomplish a smooth and timely transition. Any Bulk Drug Substance provided to NOVARTIS during the transition period will be supplied at VERTEX's reasonable Manufacturing Cost.

      4.2 Bulk Supply Option. If VERTEX elects under the circumstances set forth in Section 7.4 hereof to exercise its Bulk Supply Option, all Bulk Drug Substance will be supplied under the terms of a supply agreement to be negotiated as set forth in Section 7.4.1(d) hereof.

      4.3 Formulation and Packaging. In all events, NOVARTIS will be responsible for formulation and packaging of Drug Products.


License, Development and Commercialization Agreement -- Confidential -- Page 18

                                    ARTICLE V

                                COMMERCIALIZATION

      5.1 Marketing and Promotion. NOVARTIS shall have exclusive rights to market, sell and distribute all Drug Products in the Territory, subject to VERTEX's Co-promotion rights set forth in Section 5.3, and subject to the provisions relating to Subsequent and Second Opportunity Candidates set forth in
Article VI hereof. NOVARTIS will book all sales of Drug Products (unless otherwise specified with respect to any joint venture established as provided in
Section 7.4.2 hereof) and will report those sales to VERTEX as specified in
Section 6.5 of this Agreement.

      5.2 Global Brand Team. Not later than six months prior to the commencement of Phase III Clinical Trials for any Drug Product Candidate, NOVARTIS will form a Global Brand Team ("GBT"), which will include one representative designated by VERTEX. Additional GBT's, which shall also include one VERTEX representative, may be established from time to time in connection with the marketing of additional Drug Product Candidates. The GBT (or its successor organization, as designated by NOVARTIS) will be the principal organization through which the marketing of a Drug Product is planned, administered, evaluated and effected, subject to appropriate review at senior management levels as required by NOVARTIS. NOVARTIS will appoint the chair of the GBT, who will normally be the Brand Director. The GBT will periodically meet as necessary, depending on the level of marketing activity at the time.

            5.2.1 Marketing Plans. The Global Brand Team will prepare and oversee the implementation of a detailed marketing plan (a "Marketing Plan") for the launch of each Drug Product, addressing the overall branding and branding elements as well as the key promotional product claims. The GBT will select an external agency or agencies which will be charged with the execution of some components of the Marketing Plan. The Marketing Plan will contain among other things budgets, schedules, product positioning, pricing, market research plans and results and other customary planning and marketing material with respect to marketing and launch of


License, Development and Commercialization Agreement -- Confidential -- Page 19
                  the Drug Product. The Marketing Plan will be periodically updated to reflect changes in market information, sales performance and forecasts, sales force deployment, communication plans and information concerning competition and competitors.

            5.2.2 Local Product Teams. Local Product Teams will be established in each country to prepare and execute the product launch for a Drug Product within the framework of the Marketing Plan. The local Product Teams will be chaired by a NOVARTIS Brand Director, and VERTEX may designate one Product Team representative where it Co-Promotes the Drug Product.

            5.2.3 Campaigns and Promotional Materials. The GBT will review all general product campaigns (including target audience and principal messages) and may from time to time review the principal promotional material to be used in connection with the marketing and sale of a Drug Product. If VERTEX is Co-promoting a Drug Product under Section 5.3 hereof, it will provide the GBT, for prior review and comment, with copies of all advertising, promotional material and other literature which VERTEX intends to use on, or in connection with, a Drug Product in North America and the EU, which will be in accordance with the Marketing Plan, and will also submit all such material to NOVARTIS for approval by its regulatory affairs group as not to be in violation of applicable laws and regulations governing its use. Any such material shall not be utilized by VERTEX unless and until it has been approved by NOVARTIS.

            5.2.4 Referral to JSC. If VERTEX disagrees with the GBT on any matter which might have a significant impact on the presumed value of the Drug Product or the timing of commercial launch, then VERTEX may refer the matter for consideration by the JSC, by written notice to the GBT Chair


License, Development and Commercialization Agreement -- Confidential -- Page 20
                  and the JSC Chair, describing the basis for its disagreement in reasonable detail. The matter will be promptly reviewed and discussed at a special meeting of the JSC to be called and held within 30 days of the referral.

      5.3 Co-Promotion in North America and the European Union ("EU"). VERTEX may elect to Co-Promote a Drug Product in North America and the countries of the European Union (except where prohibited by law) in the manner and to the extent set forth below. The right to Co-Promote as set forth herein is non-exclusive, and also may not be sublicensed or sub-contracted by VERTEX to a Third Party.

            5.3.1 Co-Promotion Option. VERTEX will notify NOVARTIS in writing, if it wishes to Co-Promote a Drug Product, not less than twelve (12) months prior to the projected date of First Commercial Sale of the Drug Product in North America or the EU (as that projected date has been previously provided to VERTEX a reasonable time before commencement of the twelve (12) month period referenced above). The parties will meet as soon as practicable to discuss a Co-Promotion Plan, which will include terms and conditions allowing VERTEX an opportunity to promote the Drug Product commensurate with VERTEX's sales and marketing resources then available for the effort [************************************************************
                  ******************************************************].

                  The Co-Promotion Plan will be an amendment to the Marketing Plan (referenced in Section 5.2.1) and will be finalized not later than six (6) months before launch in the country to which Co-Promotion applies. The Co-Promotion Plan will include in particular (a) strategies and plans for the detailing and marketing of the Product, including allocation of responsibilities for marketing activities; (b) planned marketing and promotion efforts by each Party (including number of sales representatives, number of calls, target lists, detail priority and sampling activities); (c) market forecasts as well as sales and market-share


License, Development and Commercialization Agreement -- Confidential -- Page 21
                  objectives. VERTEX will establish its promotional efforts to coincide with those of NOVARTIS (in compliance with the marketing plans and campaigns provided in the Marketing Plan reviewed by the GBT for the Drug Product). The Co-Promotion Plan will provide, for both parties, for the number of representatives, calls per day, target lists, and details to be delivered, to achieve specific sales targets, as well as reimbursement to VERTEX by NOVARTIS of VERTEX's Co-Promotion costs, with respect to North America only, as provided in (a) below, and may provide additional compensation as set forth in
                  (b) below.

                        (a) Reimbursement of Costs. NOVARTIS will reimburse VERTEX for the cost of its Details delivered on target in Co-Promoting the Drug Product in North America (but not the EU) under the Co-Promotion Plan, as follows:
                              [************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              ************************************************]

                        (b)   Additional Compensation.
                              [************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 22

                              *************************************************
                              *************************************************

      5.4 Termination of Co-Promotion Obligation. Upon not less than twelve (12) months' prior written notice to NOVARTIS, VERTEX may terminate its right and obligation to Co-promote a particular Drug Product in North America or in the European Union. NOVARTIS shall not be responsible for reimbursement of any of VERTEX's costs under Section 5.3.1(a) incurred after the effective date of termination of its co-promotion rights and obligations, or any additional compensation provided under Section 5.3.1(b), with respect to Net Sales made after the effective date of termination.

      5.5 Co-labeling. To the extent not prohibited by law or regulation and subject to Regulatory Approval, all Drug Products (including labels, packaging and inserts) and all promotional materials for the same, sold in North America, the countries of the European Union and Japan will bear both NOVARTIS' and VERTEX's company names and logos with equal prominence (including equal sized type face), or if equal prominence is prohibited by law, with such prominence as may otherwise be permitted by law. To the extent not prohibited by law or regulation and subject to any required Regulatory Approval, Drug Products (including labels, packaging and inserts) and all promotional materials for the same, sold in the rest of the world will include VERTEX's company name (in the English alphabet) and logo with the designation: "under license from." Any trademark for a Drug Product will be selected by, and will be the property of, NOVARTIS.

            5.5.1 Review of Regulatory Filings. NOVARTIS will permit VERTEX to review all material regulatory filings which relate to product labeling, and all proposed labels, packaging, package inserts, and promotional materials required under the Agreement to bear VERTEX's name, if permitted by law, prior to the filing of any such materials with any regulatory authority.

            5.5.2 Regulatory Communications.

                        (a) NOVARTIS will permit VERTEX to participate with NOVARTIS in material communications with regulatory


License, Development and Commercialization Agreement -- Confidential -- Page 23
                              officials which concern the matters referenced in this Section 5.5.

                        (b) NOVARTIS will immediately inform VERTEX of any material regulatory communications received by NOVARTIS which might operate to restrict VERTEX's rights under this Section 5.5.2, and will cooperate with any reasonable request of VERTEX aimed at facilitating approval by a regulatory authority for co-labeling consistent with this provision.

      5.6 Due Diligence. NOVARTIS shall use diligent and commercially reasonable efforts consistent with the requirements of the Development Program and sound and reasonable business practices and judgment to effect introduction of Drug Products into Major Markets as soon as reasonably practicable, devoting the same degree of attention and diligence to such efforts that it devotes to such activities for other of its products of comparable market potential. Following the First Commercial Sale of a Drug Product and until the expiration of this Agreement, NOVARTIS shall endeavor to keep Drug Products reasonably available to the public in each of the Major Markets. NOVARTIS shall promptly notify VERTEX if it shall determine that the marketing and sale of a Drug Product in any country is not commercially reasonable or economically profitable or if for other unforeseen reasons further commercial support of the Drug Product in certain territories is no longer prudent or practical. In determining whether NOVARTIS is in compliance with the foregoing provisions, there shall be taken into account the normal course of assertive drug development programs in the pharmaceutical industry conducted with sound and reasonable business practices and judgment.

                                   ARTICLE VI

                                    PAYMENTS

      6.1 Development Election Payment. NOVARTIS will pay to VERTEX the amount specified below each time NOVARTIS exercises its Development Election with respect to a Drug Candidate, whether at the First Opportunity or the Second Opportunity. The amount payable


License, Development and Commercialization Agreement -- Confidential -- Page 24 shall vary depending upon the Research Year or year of the Expanded Development Period during which the particular Drug Candidate first completes Proof of Concept Studies ("POCS"), as follows:

           Year of POCS Completion      Payment Amount
           -----------------------      --------------
                      1                 [******
                      2                 ********
                      3                 *********
                      4                 *********
                      5                 **********
                      6                 *********
                      7                 *********
                      8                 **********]

      6.2 Development Milestone Payments by NOVARTIS.

            6.2.1 NOVARTIS will make the following payments to VERTEX upon the achievement of any of the following milestones with respect to a Drug Product Candidate or Drug Product as to which NOVARTIS has exercised its Development Election at the First
                  Opportunity:

            [*******************************************************************
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            ********************************************************************
            ********************************************************************
            ********************************************************************
            *******************************************************************]

            6.2.2 NOVARTIS will make the following payments to VERTEX upon the achievement of any of the following milestones with respect to a Subsequent Drug Product Candidate or a Drug Product as to which


License, Development and Commercialization Agreement -- Confidential -- Page 25

                  NOVARTIS exercised its Development Election at the Second
                  Opportunity:

            [*******************************************************************
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            *******************************************************************]

            6.2.3 All payments shall be made by wire transfer in United States dollars ("Dollars") to the credit of such bank account as may be designated by VERTEX in writing to NOVARTIS. Any payment which falls due on a date which is a Saturday, Sunday or a legal holiday in the Commonwealth of Massachusetts may be made on the next succeeding day which is not a Saturday, Sunday or a legal holiday in the Commonwealth.

            6.2.4 If a Drug Product Candidate is abandoned during the term of this Agreement for any scientific or medical reasons after any one or more of the foregoing milestone payments are made, and if a backup Drug Product Candidate is developed to replace the abandoned Drug Product Candidate for the same Indications, then no milestone payment shall be required with respect to the backup Drug Product Candidate to the extent that that milestone payment has already been made with respect to the abandoned Drug Product Candidate.


License, Development and Commercialization Agreement -- Confidential -- Page 26

      6.3 Royalties. NOVARTIS shall pay to VERTEX the following annual royalties on Net Sales of each Drug Product in the Territory.

                  [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************]

The royalty percentage provided above shall be increased by [*******************************************************************************
************************************************] with respect to Net Sales of any Drug Product derived from a Drug Candidate which completes Proof of Concept Studies during any of the first four Research Years.

            6.3.1 Third Party Royalties: If NOVARTIS is required to pay royalties to any Third Party in order to exercise its rights to sell a Drug Product in a country, then [****************** ******************] payable to such Third Party in any calendar quarter for such Drug Product in such country shall be deductible from the royalties payable to VERTEX under this Agreement in respect of sales of that Drug Product in such country for the same calendar quarter, provided that in no event shall the net royalty rate payable fall below [*********************************], as a result of the application of this Section 6.3.1 and Sections 6.3.2 and 6.4.

            6.3.2 Unlicensed Competition: If in any country a Third Party sells a pharmaceutical product which is a "generic version" of a Drug Product being sold in that country (a "Third Party Product") -- where "generic version" means a pharmaceutical product (other than a product originally sold as a Drug Product) that includes the same active ingredient as that used in a Drug Product -- then for the period in which the sales of such Third Party Product in such country are at least [************************************************************
                  **********************************************], the royalties


License, Development and Commercialization Agreement -- Confidential -- Page 27
                  payable to VERTEX by NOVARTIS on sales of such Product in such country for such period shall be [***************************
                  ******************************] in Section 6.3 or Section
                  7.4.3 hereof, but in no event shall the royalties owed for such Drug Product in such country, when combined with any royalty reduction provided under Section 6.3.1 hereof, reduce the royalties payable on Net Sales of such Drug Product in that country by more than [**********************************
                  *************************************************************
                  ***********************]

      6.4 Performance Reductions. The Research Agreement provides that VERTEX will attempt during the term of that Agreement to produce Drug Candidates that have successfully completed Proof of Concept Studies as defined in the Research Agreement. NOVARTIS has an option (the "Development Election") to license any one or more of those Drug Candidates under the terms of the Research Agreement. If at the end of the Extended Development Period (the "Expiration Date"), VERTEX has not presented to NOVARTIS at least [***************************] as to which NOVARTIS has exercised its Development Election, then the royalty rate otherwise payable to VERTEX under Section 6.3 or Section 7.4.3 hereof on Net Sales made after the Expiration Date (but before considering the effect of Sections 6.3.1 or 6.3.2 on the royalty rate otherwise applicable) shall be reduced by [************]. In such event, the provisions of Section 6.3.1 and Section 6.3.2 above, if applicable, shall be applied thereafter only to the royalty as reduced under this section. The provisions of this section shall not be applicable if the Research Agreement is validly terminated by either party prior to the end of its six year term. Notwithstanding the foregoing, in no event shall the royalty otherwise payable to VERTEX on Net Sales in a particular country be reduced by operation of this Section 6.4 and Sections 6.3.1 and 6.3.2, [****************** ***********].

      6.5 Sales Reports.

          (a) During the term of this Agreement and after the First Commercial Sale of a Drug Product, NOVARTIS shall furnish or cause to be furnished to VERTEX on a quarterly basis a written report or reports covering each calendar quarter (each such calendar quarter being


License, Development and Commercialization Agreement -- Confidential -- Page 28 sometimes referred to herein as a "reporting period") showing (i) the Net Sales of each Drug Product in each country in the world during the reporting period by NOVARTIS and each Affiliate and sublicensee; (ii) the royalties, payable in Dollars, which shall have accrued under Section 7.4 or Section 7.4.3 hereof in respect of such sales and the basis of calculating those royalties; (iii) amounts due under Section 7.4.1 hereof on account of the purchase of Bulk Drug Substance, and the basis for calculating those amounts due (including unit sales data); (iv) withholding taxes, if any, required by law to be deducted in respect of any such sales; (v) the exchange rates used in converting into Dollars, from the currencies in which sales were made, any payments due which are based on Net Sales; (vi) dispositions of Drug Products other than pursuant to sale for cash. With respect to sales of Drug Products invoiced in Dollars, the Net Sales amounts and the amounts due to VERTEX hereunder shall be expressed in Dollars. With respect to sales of Drug Products invoiced in a currency other than Dollars, the Net Sales and amounts due to VERTEX hereunder shall be expressed in the domestic currency of the party making the sale, together with the Dollar equivalent of the amount payable to VERTEX, calculated using NOVARTIS' then-current standard exchange rate methodology for the translation of foreign currency sales into U.S. dollars. In each report the methodology will be disclosed, will be identical to that employed by NOVARTIS, generally, in its external financial reporting, as reviewed and approved by its independent auditors and will be in conformity with NOVARTIS' usual and customary general accounting principles consistently applied. If any sublicensee makes any sales invoiced in a currency other than its domestic currency, the Net Sales shall be converted to its domestic currency in accordance with the sublicensee's normal accounting principles. NOVARTIS shall furnish to VERTEX appropriate evidence of payment of any tax or other amount required by applicable laws or regulations to be deducted from any royalty payment, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any royalty. Reports shall be due on the thirtieth (30th) day following the close of each reporting period, although NOVARTIS shall also provide VERTEX with a "flash" report of Net Sales, only, within ten (10) business days after the end of each month. NOVARTIS shall keep accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by VERTEX.


License, Development and Commercialization Agreement -- Confidential -- Page 29

          (b) Amounts shown to have accrued by each sales report provided for under Subsection 5.5(a), above, shall be due and payable on the date such sales report is due.

          (c) All payments shall be made in Dollars. If at any time legal restrictions prevent the prompt remittance of any payments with respect to any country of the Territory where Drug Products are sold, NOVARTIS or its sublicensees shall have the right and option to make such payments by depositing the amount thereof in local currency to VERTEX's account in a bank or depository in such country.

          (d) Upon the written request of VERTEX, at VERTEX's expense and not more than once in or in respect of any calendar year, NOVARTIS shall permit an independent accountant of national prominence selected by VERTEX, to have access during normal business hours to those records of NOVARTIS as may be reasonably necessary to verify the accuracy of the sales reports furnished by NOVARTIS pursuant to this Section 5.5, in respect of any calendar year ending not more than thirty-six (36) months prior to the date of such notice. NOVARTIS shall include in each sublicense entered into by it pursuant to this Agreement a provision requiring the sublicensee to keep and maintain adequate records of sales made pursuant to such sublicense and to grant access to such records by the aforementioned independent accountant for the reasons specified in this
Section 6.5. Upon the expiration of thirty-six (36) months following the end of any calendar year, the calculation of amounts payable with respect to such fiscal year shall be binding and conclusive upon VERTEX, and NOVARTIS and its sublicensees shall be released from any liability or accountability with respect to payments for such year. The report prepared by such independent accountant, a copy of which shall be sent or otherwise provided to NOVARTIS by such independent accountant at the same time it is sent or otherwise provided to VERTEX, shall contain the conclusions of such independent accountant regarding the audit and will specify that the amounts paid to VERTEX pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment. If such independent accountant's report shows any underpayment, NOVARTIS shall remit or shall cause its sublicensees to remit to VERTEX within thirty (30) days after NOVARTIS' receipt of such report, (i) the amount of such underpayment and (ii) if such underpayment exceeds [*************************************] for the calendar year then being audited, the


License, Development and Commercialization Agreement -- Confidential -- Page 30 reasonable and necessary fees and expenses of such independent accountant performing the audit, subject to reasonable substantiation thereof. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. VERTEX agrees that all information subject to review under this
Section 6.5 or under any sublicense agreement is confidential and that VERTEX shall retain and cause its accountant to retain all such information in confidence.

          (e) In case of any delay in payment by NOVARTIS to VERTEX not occasioned by Force Majeure, interest at the rate of [***********************], assessed from the thirty-first day after the due date of the payment, shall be due from NOVARTIS upon prior written notice.

      6.6 Withholding Tax. If during the term of this Agreement, withholding tax should be required by law to be deducted from any payments required to be made by NOVARTIS to VERTEX hereunder, the parties will agree upon an equitable division of liability for any sum which is withheld and for which VERTEX is not compensated or reimbursed by way of usable tax credits or otherwise. In that connection VERTEX at NOVARTIS' request shall sign a usual and customary exemption application and in addition shall apply for a tax refund at the request of NOVARTIS from any tax authority to which NOVARTIS has paid withholding tax on account of any payments made by NOVARTIS to VERTEX hereunder.

                                   ARTICLE VII

             SECOND OPPORTUNITY CANDIDATES AND SUBSEQUENT CANDIDATES

      7.1 General. Under the conditions provided in the Research Agreement, NOVARTIS has the right to exercise its Development Election with respect to each Drug Candidate at the First Opportunity or the Second Opportunity, and also has the right to exercise its Development Election at the First Opportunity for Subsequent Candidates. The following specific provisions will apply to any Subsequent Candidates as to which NOVARTIS exercises its Development Election (a "Subsequent Drug Candidate"), and to any Drug Candidate as to which NOVARTIS exercises its Development Election at the Second Opportunity (a "Second Opportunity Candidate"). The provisions of Section 6.3 shall not be applicable to any Drug Product containing a Second Opportunity Candidate or a Subsequent Drug Candidate.


License, Development and Commercialization Agreement -- Confidential -- Page 31

      7.2 Information. As part of the Development Information with respect to a Subsequent Drug Candidate supplied by VERTEX to NOVARTIS under Section 5.2 of the Research Agreement, or as part of the Further Development Information with respect to a Second Opportunity Candidate supplied by VERTEX to NOVARTIS under
Section 5.4 of the Research Agreement, VERTEX will include binding notice to NOVARTIS of the Development and Commercialization Option undertaken by VERTEX under Section 7.4 below, with respect to a particular Second Opportunity Candidate or Subsequent Drug Candidate if NOVARTIS exercises its Development Election with respect thereto.

      7.3 Additional Second Opportunity Information and Payment. VERTEX will also provide to NOVARTIS as part of the Further Development Information with respect to a Second Opportunity Candidate, a detailed summary of the Total Costs reasonably incurred by VERTEX with respect to the development of that Second Opportunity Candidate between the First Opportunity and the Second Opportunity (the "Second Opportunity Costs"). If NOVARTIS exercises its Development Election with respect to that Second Opportunity Candidate, it shall pay to VERTEX, along with and as part of its notice of exercise, an amount equal to one hundred fifty (150%) percent of the reasonable Second Opportunity Costs.

      7.4 Development and Commercialization Option. Pursuant to the binding notice referenced in Section 7.2 above, VERTEX shall elect one of the following options with respect to each Subsequent Candidate and Second Opportunity
Candidate:

            7.4.1 VERTEX Bulk Supply Option. VERTEX shall have the option (the
                  "Bulk Supply Option") to manufacture or have manufactured and to supply NOVARTIS with its entire requirements of Bulk Drug Substance for all clinical trials and for commercial sales of Drug Product in the Territory. If VERTEX exercises the Bulk Supply Option and NOVARTIS exercises its Development Election, with respect to that Candidate, NOVARTIS, its Affiliates and sublicensees, shall purchase from VERTEX all of their respective requirements of Bulk Drug Substance to be incorporated in the Drug Product Candidate and Drug Product. No


License, Development and Commercialization Agreement -- Confidential -- Page 32
                  payments shall be required under the provisions of Section 6.3 hereof with respect to any Subsequent Candidate or Second Opportunity Candidate as to which the Bulk Supply Option is exercised by VERTEX.

                     (a)   Supply Prices for Clinical Trials.

                              Bulk Drug Substance supplied to NOVARTIS under
                              Section 7.4.1 hereto shall be supplied at a price equal to
                              [*********************************************].

                     (b)   Commercial Supply.

                        (i) The total supply price for a unit of Bulk Drug Substance supplied by VERTEX for the manufacture of Drug Product sold in the Territory shall be [************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              *************************************************
                              ************************************************]
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************


License, Development and Commercialization Agreement -- Confidential -- Page 33

*******************************************************************************
******************************************************************************]

                        (c) Third Party Manufacture. In the event that VERTEX has exercised its Bulk Supply Option with respect to Bulk Drug Substance for a particular Drug Product, VERTEX may engage as a manufacturing subcontractor any Third Party which has a demonstrated ability to deliver high quality pharmaceutical products on a timely basis. VERTEX will notify NOVARTIS of its intention to subcontract to a Third Party not less than sixty
                              (60) days (and earlier if reasonably practicable) prior to concluding a manufacturing arrangement with any such Third Party. If NOVARTIS notifies VERTEX within sixty (60) days after receipt of that notice that NOVARTIS wishes to manufacture the Bulk Drug Substance, VERTEX will provide NOVARTIS with an opportunity to negotiate a mutually agreeable manufacturing agreement before entering into any manufacturing agreement with a Third Party.

                        (d) Bulk Drug Substance Supply Terms. All Bulk Drug Substance manufactured by VERTEX for NOVARTIS hereunder shall be supplied to NOVARTIS (for formulation and packaging) pursuant to the terms of a supply agreement containing usual and customary terms of supply not inconsistent with any provisions of this Agreement, including a requirement that any Bulk Drug Substance supplied will meet mutually agreed specifications.

      7.4.2 Joint Venture Option. VERTEX may propose that the parties enter into a worldwide joint venture or other mutually agreeable form of collaborative arrangement ("Joint Venture") that involves [***********]


License, Development and Commercialization Agreement -- Confidential -- Page 34
            sharing of costs and profits, to develop, manufacture and commercialize the Subsequent Drug Candidate or Second Opportunity Candidate. The party or parties performing development activities, or providing manufacturing and marketing to the Joint Venture, will be entitled to recovery from the Joint Venture of their associated development costs, Manufacturing Cost and marketing costs with respect to those services. The parties will share leadership of the Joint Venture as may be agreed at the time of its organization. The specific terms and conditions of the Joint Venture will be discussed and agreed between the parties prior to the exercise by NOVARTIS of its Development Election with respect to the Drug Product Candidate to which the Joint Venture proposal relates. Nothing in this Section
            7.4.2 shall be interpreted to require NOVARTIS to exercise its Development Election if the parties do not come to agreement on the specific terms of the proposed Joint Venture.

      7.4.3 Royalty Option. In the event that VERTEX does not exercise the Bulk Supply Option or the Joint Venture Option with respect to a particular Second Opportunity Candidate or Subsequent Drug Candidate, NOVARTIS shall undertake production using its own manufacturing resources or Third Party manufacturers pursuant to the license granted in Section 2.1 of this Agreement, and shall have access to all information generated by VERTEX relating to the supply of that Bulk Drug Substance. In such event, NOVARTIS shall pay the following royalties to VERTEX (subject to the provisions of Section
            6.3 providing for royalty reduction in certain instances), in lieu of the royalties set forth in Section 6.3 hereof, on Net Sales of a Drug Product containing the foregoing Second Opportunity or Subsequent Drug Candidate:
            [******************************************************************
            *******************************************************************
            *********************************************]


License, Development and Commercialization Agreement -- Confidential -- Page 35

                                  ARTICLE VIII

                              INTELLECTUAL PROPERTY

      8.1 Patentable Inventions and Know-How.

            8.1.1 Ownership. Any inventions made and all Know-How generated by either party or its Affiliates during the term of this Agreement, and Controlled by such party, relating to the manufacture or use of Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, will be disclosed to the other party promptly after the disclosing party recognizes the significance thereof. All patents and technology shall be owned by the party making the invention claimed or contained therein or, if such invention is made jointly, shall be owned jointly, all as determined in accordance with U.S. laws of inventorship.

            8.1.2 Patent Prosecution. VERTEX shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications included in VERTEX Patents and all patents and patent applications included in Patents claiming inventions jointly owned with NOVARTIS. NOVARTIS shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications included in NOVARTIS Patents. In each case the responsible party shall consult from time to time with the other party with respect thereto. VERTEX shall provide NOVARTIS with periodic reports listing the jurisdictions in which the VERTEX Patents licensed hereunder have been filed. Subject to the next succeeding sentences, VERTEX will file patent applications with respect to those VERTEX Patents in such other countries as NOVARTIS shall request in writing, all such other countries being countries in which NOVARTIS would customarily file its own cases dealing with similar subject matters. The party initially responsible for preparation, filing, prosecution and maintenance of a particular Patent (the "Initial Responsible Party") shall give thirty (30) days advance notice (the


License, Development and Commercialization Agreement -- Confidential -- Page 36

                  "Discontinuance Election") to the other party of any decision to cease preparation, filing, prosecution and maintenance of that Patent in any jurisdiction (a "Discontinued Patent"). In such case, the other party may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Patent; and the Initial Responsible Party shall execute such documents and perform such acts as may be reasonably necessary for the other party to file or to continue prosecution or maintenance, including assigning ownership of such Patent to such electing party. Discontinuance may be on a country-by-country basis or for a patent application or patent series in total.

      Each party will consult the other party with respect to its choice of patent counsel and will keep that party continuously informed of all matters relating to the preparation, filing, prosecution and maintenance of Patents covered by this Agreement. Each party shall endeavor in good faith to coordinate its efforts with those of the other party to minimize or avoid interference with the prosecution of the other party's patent applications.

            8.1.3 Costs. Costs incurred in the preparation, prosecution and maintenance of Patents shall be borne by each party as set forth in Section 8.3 of the Research Agreement.

      8.2 Infringement Claims by Third Parties.

            8.2.1 Notice. If the manufacture, use or sale of Bulk Drug Substance and/or Drug Product results in a claim against a party hereto for patent infringement or for inducing or contributing to patent infringement ("Infringement Claim"), the party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

            8.2.2 Third Party Licenses. In the event that practicing the
                  Technology in connection with the manufacture, use or sale of a Drug Product in any


License, Development and Commercialization Agreement -- Confidential -- Page 37
                  country would infringe a Third Party's patent, then VERTEX will use reasonable efforts to obtain a license under the Third Party's patents with a right to sublicense to NOVARTIS, under terms reasonably acceptable to both VERTEX and NOVARTIS, [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ************************************************************]

            8.2.3 Discontinued Sales, License or Defense of Suit. If the
                  required license is either unavailable or its terms are unacceptable both to VERTEX and to NOVARTIS, then NOVARTIS may elect in its sole discretion to discontinue sales of the Drug Product in such country or to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party patents. [************************************************************
                  *************************************************************
                  **********************************************] Provided that
                  NOVARTIS is conducting the defense of the Infringement Claim or the prosecution of such declaratory judgment actions, [***********************************************] The costs and expenses of all suits brought by a party under this
                  Section 8.2.3 shall be reimbursed to such party and then to the other party, if it participates in such suit, pro rata, out of any damages or other monetary awards recovered therein in favor of VERTEX or NOVARTIS.
                  [************************************************************
                  *************************************************************
                  *************************] Any remaining exemplary or punitive damages shall then be [**************************************


License, Development and Commercialization Agreement -- Confidential -- Page 38

                  *****************************************] No settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.2 may be entered into without the joint consent of VERTEX and NOVARTIS (which consent shall not be unreasonably withheld).

      8.3 Infringement Claims Against Third Parties.

            8.3.1 VERTEX and NOVARTIS each agree to take reasonable actions to protect their respective patents and technology from infringement and from unauthorized possession or use.

            8.3.2 If any VERTEX Patents or NOVARTIS Patents are infringed or
                  VERTEX Know-How or NOVARTIS Know-How is misappropriated, as the case may be, by a Third Party, the party to this Agreement first having knowledge of such infringement or misappropriation, or knowledge of a reasonable probability of such infringement or misappropriation, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail. The owner of the patent or technology, or VERTEX, in the case of joint ownership between the parties hereto, shall have the primary right, but not the obligation, to institute, prosecute, and control with its own counsel any action or proceeding with respect to infringement or misappropriation of such patent or technology and the other party shall have the right, at its own expense, to be represented in such action by its own counsel. If the party having the primary right or responsibility to institute, prosecute, and control such action or prosecution fails to do so within a period of one hundred twenty (120) days after receiving notice of the infringement, the other party shall have the right to bring and control any such action by counsel of its own choice, and the other shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If one party brings any such action or proceeding, the second party may be joined as a party plaintiff and, in case of joining, the second party agrees to


License, Development and Commercialization Agreement -- Confidential -- Page 39
                  give the first party reasonable assistance and authority to file and to prosecute such suit. The costs and expenses of all suits brought by a party under this Section 8.3.2 shall be reimbursed to such party and to the other party, if it participates in such suit, pro rata, out of any damages or other monetary awards recovered therein in favor of VERTEX or NOVARTIS. [**************************************************
                  *************************************************************
                  *************************************************************
                  *****************************************************] No
                  settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.3 may be entered into without the joint consent of VERTEX and NOVARTIS (which consent shall not be unreasonably withheld).

      8.4 Notice of Certification. VERTEX and NOVARTIS each shall immediately give notice to the other of any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984" claiming that a VERTEX Patent or a NOVARTIS Patent is invalid or that any infringement will not arise from the manufacture, use or sale of any product by a third party. If VERTEX decides not to bring infringement proceedings against the entity making such a certification, VERTEX shall give notice to NOVARTIS of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification. NOVARTIS may then, but is not required to, bring suit against the party that filed the certification. Any suit by NOVARTIS or VERTEX shall either be in the name of NOVARTIS or in the name of VERTEX, or jointly by NOVARTIS and VERTEX, as may be required by law. For this purpose, the party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the party bringing suit.

      8.5 Patent Term Extensions. The parties shall cooperate in good faith with each other in gaining patent term extension wherever applicable to VERTEX Patents and NOVARTIS Patents covering Drug Product Candidates or Drug Products. NOVARTIS and VERTEX shall mutually determine which patents shall be extended. All filings for such extension shall be made by the party who owns


License, Development and Commercialization Agreement -- Confidential -- Page 40 the patent, provided, however, that in the event that the party who owns the patent elects not to file for an extension, such party shall (i) inform the other party of its intention not to file and (ii) grant the other party the right to file for such extension.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

      9.1 Representations and Warranties of VERTEX. Vertex represents and warrants to NOVARTIS as follows:

            9.1.1 Authorization. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors.

            9.1.2 No Third Party Rights. Except as previously disclosed in writing to NOVARTIS on or before the date set forth on the first page hereof, (a) VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Technology, and to grant the licenses herein; and (b) the granting of the licenses to NOVARTIS hereunder does not violate any right known to VERTEX of any Third Party.

            9.1.3 No Third Party Patents. Except as disclosed in writing by
                  VERTEX to NOVARTIS or its agents, to VERTEX's knowledge and based on its current understanding of the Drug Product Candidate(s) and its use, the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement will not infringe or conflict with any Third Party right or patent, and VERTEX is


License, Development and Commercialization Agreement -- Confidential -- Page 41
                  not aware of any issued patent or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement.

            9.1.4 Maintenance of Patents and Licenses. Subject to the provisions of Section 8.1.2 with respect to Discontinued Patents, VERTEX will take all reasonable steps to obtain any consent required for and to maintain in effect, including by means of extension, any license, sublicense, patent or patent application applicable to the Field for which it has granted rights to NOVARTIS hereunder.

      9.2 Representations and Warranties of NOVARTIS. NOVARTIS represents and warrants to VERTEX as follows:

            9.2.1 Authorization. This Agreement has been duly executed and delivered by NOVARTIS and constitutes the valid and binding obligation of NOVARTIS, enforceable against NOVARTIS in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of NOVARTIS, its officers and directors.

            9.2.2 No Third Party Rights. Except as previously disclosed in writing to VERTEX on or before the date set forth on the first page hereof, (a) NOVARTIS owns or possesses adequate licenses or other rights to use all NOVARTIS Technology, and to grant the licenses herein; and (b) the granting of the licenses to VERTEX hereunder does not violate any right known to NOVARTIS of any Third Party.


License, Development and Commercialization Agreement -- Confidential -- Page 42

            9.2.3 No Third Party Patents. Except as disclosed in writing by
                  NOVARTIS to VERTEX or its agents, to NOVARTIS' knowledge and based on its current understanding of the Drug Product Candidate(s) and its use, the manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement will not infringe or conflict with any Third Party right or patent, and NOVARTIS is not aware of any issued patent or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement.

            9.2.4 Maintenance of Patents and Licenses. Subject to the provisions of Section 7.2.2 with respect to Discontinued Patents, NOVARTIS will take all reasonable steps to obtain any consent required for and to maintain in effect, including by means of extension, any license, sublicense, patent or patent application applicable to the Field for which it has granted rights to VERTEX hereunder.

                                    ARTICLE X

                                 CONFIDENTIALITY

      10.1 Undertaking. During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to VERTEX Technology and NOVARTIS Technology.

           10.1.1 Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information.


License, Development and Commercialization Agreement -- Confidential -- Page 43

           10.1.2 Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of Bulk Drug Substance, Drug Product Candidates or Drug Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.

           10.1.3 Each party shall be liable for any unauthorized use and disclosure of such information by its officers, employees and agents and any such sublicensees and subcontractors.

      10.2 Exceptions. Notwithstanding the foregoing, the provisions of Section
10.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish:

           10.2.1 have entered the public domain without such party's breach of any obligation owed to the disclosing party;

           10.2.2 are permitted to be disclosed by the prior written consent of the disclosing party;

           10.2.3 have become known to the receiving party from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

           10.2.4 are disclosed by the disclosing party to a Third Party without restrictions on its disclosure;


License, Development and Commercialization Agreement -- Confidential -- Page 44

           10.2.5 are independently developed by the receiving party without breach of this Agreement; or

           10.2.6 are required to be disclosed by the receiving party to comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

      10.3 Publicity. The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

           10.3.1 Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or NOVARTIS, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

           10.3.2 The party desiring to make any such public announcement shall provide the other party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.

      10.4 Survival. The provisions of this Article X shall survive the termination of this Agreement and shall extend for a period of five (5) years thereafter.


License, Development and Commercialization Agreement -- Confidential -- Page 45

                                   ARTICLE XI

                                   PUBLICATION

      Each of NOVARTIS and VERTEX reserves the right to publish or publicly present the results (the "Results") of the Development Program, subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "publishing party") will submit a draft of any proposed manuscript or speech to the other party (the "non-publishing party") for comments at least thirty (30) days prior to submission for publication or oral presentation. The non-publishing party shall notify the publishing party in writing within fifteen (15) days of receipt of such draft whether such draft contains (i) information of the non-publishing party which it considers to be confidential under the provisions of Article IX hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement which the non-publishing party intends to file, or (iii) information which the non-publishing party reasonably believes would be likely to have a material adverse impact on the development or commercialization of a Drug Product Candidate or Drug Product. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. In the case of item (ii) above, the non-publishing party may request a delay and the publishing party shall delay such publication, for a period not exceeding ninety (90) days, to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information involved. In the case of item (i) above, no party may publish confidential information of the other party without its consent in violation of
Article IX of this Agreement. In the case of item (iii) above, if the publishing party shall disagree with the non-publishing party's assessment of the impact of the publication, then the issue shall be referred to the Joint Steering Committee for resolution. If the Joint Steering Committee is unable to reach agreement on the matter within thirty (30) days after such referral, the matter shall be referred by the Joint Steering Committee to the Chief Executive Officer of NOVARTIS and the Chief Executive Officer of VERTEX who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within two (2) weeks of referral by the Joint Steering Committee as aforesaid, then the decision of the


License, Development and Commercialization Agreement -- Confidential -- Page 46 publishing party as to publication of any information generated by it, subject always to the confidentiality provisions of Article X hereof, shall be final, provided that such decision shall be exercised with reasonable regard for the interests of the non-publishing party. The parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal. The parties will use their best efforts to gain the right to review proposed publications relating to the subject matter of the Development Program by consultants or contractors.

      This Article XI shall terminate with the termination of this Agreement, but the provisions of Article X hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 10.4.

                                   ARTICLE XII

                               DISPUTE RESOLUTION

      12.1 Governing Law, and Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

      12.2 Dispute Resolution Process. Except as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, initially refer such dispute to the Joint Steering Committee, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred to the Chief Executive Officer of VERTEX and the Chief Executive Officer of NOVARTIS who shall, as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty
(60) days of the date of initial referral of the matter to the JSC, either party shall be free to initiate proceedings in any court having requisite jurisdiction.


License, Development and Commercialization Agreement -- Confidential -- Page 47

                                  ARTICLE XIII

                              TERM AND TERMINATION

      13.1 Term. The term of this Agreement shall extend with respect to a Drug Product in a particular country until the later of: (a) the last to expire of any VERTEX Patents containing a Valid Patent Claim covering the Drug Product or its use or manufacture in that country; or (b) if there is no such Valid Patent Claim under a VERTEX Patent in a particular country, ten (10) years from the earlier of the date Regulatory Approval is received in that country for sale of the Drug Product, or the date of First Commercial Sale of the Drug Product in that country.

      13.2 Termination For Cause. In addition to rights of termination which may be granted to either party under other provisions of this Agreement, either party may terminate this Agreement (i) upon sixty (60) days prior written notice to the other party upon the material breach by such other party of any of its obligations under this Agreement, provided that such termination shall become effective only if the breaching party shall fail to remedy or cure the breach within such sixty (60) day period; or (ii) upon termination by such party of the Research Agreement for cause in accordance with Section 9.2 or 9.3 of the Research Agreement.

      13.3 Termination for Bankruptcy. If at any time during the term of this Agreement, an Event of Bankruptcy (as defined below) relating to either party (the "Bankrupt Party") occurs, the other party (the "Other Party") shall have, in addition to all other legal and equitable rights and remedies available hereunder, the option to terminate this Agreement upon 30 days' written notice to the Bankrupt Party. It is agreed and understood that if the Other Party does not elect to terminate this Agreement upon the occurrence of an Event of Bankruptcy, except as may otherwise be agreed with the trustee or receiver appointed to manage the affairs of the Bankrupt Party, the Other Party shall continue to make all payments required of it under this Agreement as if the Event of Bankruptcy had not occurred, and the Bankrupt Party shall not have the right to terminate any license granted herein. As used above, the term "Event of Bankruptcy" shall mean (a) dissolution, termination of existence, liquidation or business failure of either party; (b) the appointment of a custodian or receiver for either party who has not been terminated or dismissed within 90 days; (c) the institution by either party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of


License, Development and Commercialization Agreement -- Confidential -- Page 48 creditors generally or the making by either party of a composition or any assignment or trust mortgage for the benefit of creditors or under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within 90 days of filing.

      13.4 Termination by NOVARTIS. NOVARTIS may terminate this Agreement at any time with respect to one or more Drug Product Candidates or Drug Products, upon six (6) months' prior written notice to VERTEX if either scientific or economic circumstances, in NOVARTIS' sole judgment, do not warrant further development. In such event NOVARTIS, at the request of VERTEX, shall assign or otherwise transfer to VERTEX all of its regulatory filings with respect to the Drug Product Candidate or Drug Product as to which NOVARTIS has terminated this Agreement.

      13.5 Effect of Termination.

                  (a) Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any royalties and any supply price payments, which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

                  (b) For each country, at the end of the Agreement term as provided in Section 13.1 hereof in respect of a Drug Product, NOVARTIS shall have a perpetual, nonexclusive, transferable, paid-up, royalty-free license under VERTEX Technology, in each case which is in existence at the end of such Agreement term, to use, make, have made and sell that Drug Product in that country and to make or have made Drug Product for use and sale in that country.


License, Development and Commercialization Agreement -- Confidential -- Page 49

                                   ARTICLE XIV

                                 INDEMNIFICATION

      14.1 Indemnification by VERTEX. VERTEX will indemnify and hold NOVARTIS and its Affiliates, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

           14.1.1 the development, manufacture, use, sale, storage or handling of a Drug Product Candidate or a Drug Product by VERTEX or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

           14.1.2 the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; and

           14.1.3 provided however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of NOVARTIS or its Affiliates.

      14.2 Indemnification by NOVARTIS. NOVARTIS will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

           14.2.1 the development, manufacture, use, sale, storage or handling of a Drug Product Candidate or a Drug Product by NOVARTIS or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the


License, Development and Commercialization Agreement -- Confidential -- Page 50
                  exception of Losses based on infringement or misappropriation of intellectual property rights); or

           14.2.2 the breach by NOVARTIS of any of its covenants, representations or warranties set forth in this Agreement; and

           14.2.3 provided that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

      14.3 Claims Procedures. Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 14.1 or 14.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:
That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party); and

           14.3.1 The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

           14.3.2 No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval


License, Development and Commercialization Agreement -- Confidential -- Page 51
                  shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

           14.3.3 Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      14.4 Compliance. The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Agreement.

      14.5 Insurance. Each party shall use all commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.

           14.5.1 Such insurance shall be in such amounts and subject to such deductibles as the parties may agree based upon standards prevailing in the industry at the time.

           14.5.2 Either party may satisfy its obligations under this Section through self-insurance to the same extent.

           14.5.3 At such time as a Drug Product is being manufactured by a party for commercial sale, that party shall name the other party as an additional insured on any such policies.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

      15.1 Notice of Pharmaceutical Side-Effects. During the term of this Agreement, each of the parties will notify appropriate authorities in accordance with applicable law, and the other


License, Development and Commercialization Agreement -- Confidential -- Page 52 party, promptly after receipt of information with respect to any serious adverse reaction, as defined by the World Health Organization, directly or indirectly attributable to the use or application of a Development Candidate, Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

      15.2 Waiver. No provision of the Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of a particular right or waiver of any right or remedy on any subsequent occasion.

      15.3 Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than an obligation to make a payment, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected party.

      15.4 Registration of License. NOVARTIS may, at its expense, register the license granted under this Agreement in any country where the use, sale or manufacture of a Drug Product in such country would be covered by a Valid Patent Claim. Upon request by NOVARTIS, VERTEX agrees promptly to execute any "short form" licenses submitted to it by NOVARTIS in order to effect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the parties hereunder.

      15.5 Severability. It is the intention of the parties to comply with all applicable laws domestic or foreign in connection with the performance of its obligations hereunder. In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted, and the Agreement shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law.


License, Development and Commercialization Agreement -- Confidential -- Page 53

      15.6 Government Acts. In the event that any act, regulation, directive, or law of a government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of NOVARTIS or VERTEX under this Agreement, the party, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications to this Agreement as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

      15.7 Government Approvals. NOVARTIS will use reasonable efforts to obtain any government approval required to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such approvals.

      15.8 Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 15.8 shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignee from either of the parties hereto.

      15.9 Affiliates. Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act of omission) which such party is prohibited hereunder from committing


License, Development and Commercialization Agreement -- Confidential -- Page 54 directly. The use of subcontractors by either party shall not increase the financial obligations of the other party hereunder in any respect.

      15.10 Counterparts. This Agreement may be executed in duplicate both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement.

      15.11 No Agency. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between NOVARTIS and VERTEX. Notwithstanding any of the provisions of this Agreement, neither party shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one party in connection with or relating to the development, manufacture or sale of Bulk Drug Substance, Drug Product Candidates or Drug Products shall be undertaken, incurred or paid exclusively by that party, and not as an agent or representative of the other party.

      15.12 Notice. All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one party to the other by notice pursuant hereto, by prepaid certified, air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by cable, telex, facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by letter given by the close of business on or before the next following business day:



License, Development and Commercialization Agreement -- Confidential -- Page 55

             If to NOVARTIS, at:

                 NOVARTIS PHARMA AG
                 Business Development and Licensing
                 P.O. Box ________
                 CH-4002
                 Basel, Switzerland

                 Attention:  Victor A. Hartmann, Vice President

                 with a copy to: Legal Services, at the address referenced above

             and

             if to VERTEX, at:

                 Vertex Pharmaceutical Incorporated
                 130 Waverly Street
                 Cambridge, MA U.S.A. 02139-4211

                 Attention: Richard H. Aldrich
                            Senior Vice President and Chief Business Officer

             with a copy to:

                 Kirkpatrick & Lockhart LLP
                 75 State Street
                 Boston, MA U.S.A. 02109
                 Attention:  Kenneth S. Boger, Esq.
                 Fax:  (617) 951-9151

      15.13 Headings. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

      15.14 Authority. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Agreement.

      15.15 Entire Agreement. This Agreement, including the Schedules appended hereto, contains the entire understanding of the parties relating to the matters referred to herein, except


License, Development and Commercialization Agreement -- Confidential -- Page 56 as matters referenced herein are also addressed in the Research Agreement, and may only be amended by a written document, duly executed on behalf of the respective parties.

      15.16 Inflation Adjustment. All payments required to be made to VERTEX hereunder (except any royalty payments required to be made under the provisions of Sections 6.3 and 7.4.3 hereof, and any product supply payments required to be made under Section 7.4.1 hereof) shall be adjusted at the beginning of each calendar year to reflect the impact of inflation since the Effective Date of the Research Agreement, as measured by the biotech worker inflation rate defined and reported in the Radford Survey (Radford/AON Consulting Inc., San Francisco, CA), or other mutually acceptable index. Notwithstanding the foregoing, no adjustment shall be required in any calendar year in which the appropriate inflation adjustment, if applied, would result in a change of less than [**************** *****************].

      15.17 Invoice Requirement. Any amounts payable to VERTEX hereunder (except any royalty payments required to be made under the provisions of Sections 6.3 and 7.4.1 hereof) shall be made within thirty days after receipt by NOVARTIS, or its nominee designated for that purpose in advance by NOVARTIS in writing to VERTEX, of an invoice covering such payment, which invoice shall conform to the extent reasonably practicable to the form of invoice contained in Exhibit B to the Research Agreement.

      15.18 Hardship. If as a result of unforeseen events or developments relating to the subject matter of this Agreement, the performance of this Agreement shall cause inequitable economic hardship for one party which runs counter to the objectives of this Agreement and which the other party cannot reasonably and in good faith expect the first party to bear unrelieved, the parties will meet and seek in good faith to find equitable means of amending this Agreement to reestablish a fair and reasonable economic balance under this Agreement between the parties hereto.


License, Development and Commercialization Agreement -- Confidential -- Page 57

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                          VERTEX PHARMACEUTICALS INCORPORATED


                          By:    ____________________________________________
                                 Joshua S. Boger

                          Title: Chairman, President and Chief Executive Officer


                          NOVARTIS PHARMA AG


                          By:    ___________________________________________

                          Title: ___________________________________________


                          By:    ___________________________________________

                          Title: ___________________________________________


License, Development and Commercialization Agreement -- Confidential -- Page 58

                                  Schedule 1.12

                         List of Drug Product Candidates

--------------------------------------------------------------------------------

                                 To be supplied








      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.25

                              List of Major Markets

--------------------------------------------------------------------------------

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]




      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.29

                                NOVARTIS Patents

--------------------------------------------------------------------------------














      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 1.44

                                 VERTEX Patents

--------------------------------------------------------------------------------














      License, Development and Commercialization Agreement -- Confidential

                                  Schedule 4.6

                                 Terms of Supply

--------------------------------------------------------------------------------


                                  To be agreed



5511253-49/364798v8









      License, Development and Commercialization Agreement -- Confidential

                                    EXHIBIT B

                                 Form of Invoice

--------------------------------------------------------------------------------

                              [COMPANY Letterhead]

[Date]

Novartis Pharma AG
Zentraler Faktureneingang
Attn: Ms. M. Gnehm
Lichtstrasse 35
CH - 4002 Basel
Switzerland

Dear Ms. Gnehm,

Re: [COMPANY] License Agreement for [PRODUCT]

This is an invoice requesting payment in connection the above-captioned Agreement between [COMPANY] and Novartis Pharma AG.

Novartis Contract Code No:             [will be assigned within Novartis
                                       following execution]

Novartis Cost Centre:                  630926 / 393120

SPECIFICATION:                         [PLEASE SPECIFY THE EVENT FOR WHICH
                                       THE INVOICE IS DUE, AND ADD ANY
                                       COPIES OF INVOICES FROM THIRD
                                       PARTIES IN CASE REIMBURSEMENT FOR
                                       THIRD PARTY WORK IS AGREED TO]

Amount and Currency:                   [self-explanatory]

Bank address and Account No:           [insert the name and address of the
                                       bank to which the payment should be
                                       sent and the account number to which
                                       it should be credited]

Sincerely yours,

[COMPANY]